EXHIBIT 99.1
INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
690 Asylum Avenue
Hartford, CT 06105
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of January 26, 2006

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Hartford Life Limited (IRL)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-1	F1	A-2	P-2
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended December 31, 2005 and 2004	C-3
	Year Ended December 31, 2005 and 2004	C-4
Consolidating Balance Sheets
	As of December 31, 2005 and 2004	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended December 31, 2005 and 2004	C-9
	Year Ended December 31, 2005 and 2004	C-10
	Computation of Return-on-Equity Measures	C-11
	Weighted Average Share Analysis	C-12
LIFE

	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of September 30, 2005	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Other Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Account Value Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Sales/Other Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

LIFE (CONT.)	Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28
Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward	L-30

PROPERTY
&CASUALTY	Financial Highlights	PC-1
	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended December 31, 2005	PC-4
	Year Ended December 31, 2005	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended December 31, 2005	PC-17
	Year Ended December 31, 2005	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of December 31, 2005	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category net realized capital gains and losses other than net periodic settlements on credit derivatives (reflected in each applicable segment) and net periodic settlements on the Japan fixed annuity cross-currency swap (reflected in the International segment); corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, net flows, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2005 presentation. Specifically, the Company reclassified amounts assessed against certain contractholder balances during 2004 from net investment income to fee income.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Company believes the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because core earnings excludes the cumulative effect of accounting changes and the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. Core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap because these net realized gains and losses are directly related to an offsetting item included in the income statement, such as net investment income. Net income is the most directly comparable GAAP measure. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8. Core earnings per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	The Hartford uses the non-GAAP financial measure core earnings, before tax related items, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of tax related items because these items are related to prior tax years and are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income to core earnings, before tax related items, for the periods presented herein is set forth at page C-8. Core earnings, before tax related items, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to core earnings, before tax related items, per share for the periods presented herein is set forth at page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-14, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the period presented herein is set forth on page C-2a.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (core earnings last twelve months to equity excluding AOCI) and ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings, before tax related items, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	June 30,	Sept 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2004	2005	2005	2005	2005	Change		Change		2004	2005	Change
HIGHLIGHTS

Net income	$620	$666	$602	$539	$474	(24%)		(12%)		$2,115	$2,281	8%
Core earnings	$597	$582	$606	$556	$505	(15%)		(9%)		$1,972	$2,249	14%
Core earnings, before tax related items	$597	$582	$606	$556	$505	(15%)		(9%)		$1,756	$2,249	28%
Total revenues	$6,105	$6,002	$6,064	$7,307	$7,710	26%		6%		$22,708	$27,083	19%
Total assets	$259,735	$261,420	$268,382	$280,465	$285,551	10%		2%
Total assets under management [1]	$291,696	$293,311	$302,625	$315,871	$322,966	11%		2%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.11	$2.26	$2.03	$1.80	$1.58	(25%)		(12%)		$7.24	$7.65	6%
Core earnings	$2.03	$1.97	$2.04	$1.86	$1.68	(17%)		(10%)		$6.75	$7.55	12%
Core earnings, before tax related items	$2.03	$1.97	$2.04	$1.86	$1.68	(17%)		(10%)		$6.01	$7.55	26%
Diluted earnings per share
Net income	$2.08	$2.21	$1.98	$1.76	$1.53	(26%)		(13%)		$7.12	$7.46	5%
Core earnings	$2.00	$1.93	$1.99	$1.81	$1.63	(19%)		(10%)		$6.64	$7.36	11%
Core earnings, before tax related items	$2.00	$1.93	$1.99	$1.81	$1.63	(19%)		(10%)		$5.91	$7.36	25%
Weighted average common shares outstanding (basic)	293.8	294.8	297.1	299.2	300.7	6.9	sh	1.5	sh	292.3	298.0	5.7	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	298.1	301.3	303.9	307.0	310.0	11.9	sh	3.0	sh	297.0	305.6	8.6	sh
Common shares outstanding	294.2	296.5	298.7	300.1	302.2	8.0	sh	2.1	sh	294.2	302.2	8.0	sh
Book value per share	$48.40	$47.93	$52.19	$51.02	$50.73	5%		(1%)
Per share impact of AOCI	$4.85	$2.33	$4.75	$1.98	$0.29	(94%)		(85%)
Book value per share (excluding AOCI)	$43.55	$45.60	$47.44	$49.04	$50.44	16%		3%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	16.3%	16.0%	17.1%	16.8%	15.4%	(0.9)		(1.4)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	17.0%	16.5%	17.4%	17.4%	16.0%	(1.0)		(1.4)
ROE (core earnings, before tax related items, last 12 months to equity excluding AOCI) [2]	15.1%	14.8%	15.7%	17.4%	16.0%	0.9		(1.4)
Debt to capitalization including AOCI	25.7%	25.7%	23.1%	23.4%	23.7%	(2.0)		0.3
Investment yield, after-tax	3.9%	3.9%	3.8%	4.0%	3.9%	—		(0.1)		3.9%	3.9%	—
Ongoing Property & Casualty GAAP combined ratio	90.2	88.6	87.0	97.9	99.2	(9.0)		(1.3)		95.3	93.2	2.1

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
LIFE
Retail Products Group
Individual Annuity	$134	$136	$141	$158	$183	37%	16%	$486	$618	27%
Other Retail [1]	11	12	(14)	14	(8)	NM	NM	36	4	(89%)

Total Retail Products Group	145	148	127	172	175	21%	2%	522	622	19%
Retirement Plans	18	17	17	20	21	17%	5%	67	75	12%
Institutional Solutions Group	18	21	21	24	22	22%	(8%)	68	88	29%
Individual Life	40	39	39	45	43	8%	(4%)	156	166	6%
Group Benefits	65	59	64	68	81	25%	19%	229	272	19%
International	6	14	21	28	33	NM	18%	43	96	123%
Other [2] [3] [4]	16	(61)	(9)	7	(49)	NM	NM	231	(112)	NM

Total Life core earnings	$308	$237	$280	$364	$326	6%	(10%)	$1,316	$1,207	(8%)
Less: Tax related items [4]	—	—	—	—	—	—	—	190	—	(100%)

Total Life core earnings, before tax related items	$308	$237	$280	$364	$326	6%	(10%)	$1,126	$1,207	7%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$63	$118	$141	$125	$12	(81%)	(90%)	$360	$396	10%
Personal Lines	94	127	188	71	74	(21%)	4%	138	460	NM
Specialty Commercial	86	40	5	(143)	(67)	NM	53%	(53)	(165)	NM

Total Ongoing Operations underwriting results	243	285	334	53	19	(92%)	(64%)	445	691	55%
Net servicing income	2	13	15	12	9	NM	(25%)	42	49	17%
Net investment income	253	260	258	279	285	13%	2%	903	1,082	20%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	1	—	—	—	—	(100%)	—	9	—	(100%)
Other expenses	(36)	(59)	(37)	(50)	(56)	(56%)	(12%)	(198)	(202)	(2%)
Income tax expense	(139)	(149)	(178)	(77)	(63)	55%	18%	(304)	(467)	(54%)

Ongoing Operations core earnings	$324	$350	$392	$217	$194	(40%)	(11%)	$897	$1,153	29%
Less: Tax related items [4]	—	—	—	—	—	—	—	26	—	(100%)

Ongoing Operations core earnings, before tax related items	$324	$350	$392	$217	$194	(40%)	(11%)	$871	$1,153	32%

Other Operations
Other Operations core earnings	$7	$36	$(23)	$15	$26	NM	73%	$(68)	$54	NM

Total Property & Casualty core earnings	$331	$386	$369	$232	$220	(34%)	(5%)	$829	$1,207	46%
Total Property & Casualty core earnings, before tax related items	$331	$386	$369	$232	$220	(34%)	(5%)	$803	$1,207	50%

CORPORATE
Total Corporate core earnings	$(42)	$(41)	$(43)	$(40)	$(41)	2%	(3%)	$(173)	$(165)	5%

CONSOLIDATED
Core earnings, before tax related items	$597	$582	$606	$556	$505	(15%)	(9%)	$1,756	$2,249	28%
Add: Tax related items [4]	—	—	—	—	—	—	—	216	—	(100%)

Core earnings	$597	$582	$606	$556	$505	(15%)	(9%)	$1,972	$2,249	14%
Add: Net realized capital gains (losses), after-tax [5]	23	84	(4)	(17)	(31)	NM	(82%)	166	32	(81%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$620	$666	$602	$539	$474	(24%)	(12%)	$2,115	$2,281	8%

PER SHARE DATA [6]
Diluted earnings per share
Core earnings before tax related items	$2.00	$1.93	$1.99	$1.81	$1.63	(19%)	(10%)	$5.91	$7.36	25%
Core earnings	$2.00	$1.93	$1.99	$1.81	$1.63	(19%)	(10%)	$6.64	$7.36	11%
Net income	$2.08	$2.21	$1.98	$1.76	$1.53	(26%)	(13%)	$7.12	$7.46	5%

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Included in the three months ended March 31, 2005 is a charge of $66, after-tax, to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC. In addition, included in the three months and year ended December 31, 2005 is a charge of $29, after-tax, to increase the reserve for investigations related to market timing by the SEC and New York Attorney General’s Office, directed brokerage by the SEC and single premium group annuities by the New York Attorney General’s Office and the Connecticut Attorney General’s Office.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after tax, which is related to settlement of certain annuity contracts.

[4]	For the year ended December 31, 2004, Life included $190 and Property and Casualty included $26 of tax benefit related to tax years prior to 2004.

[5]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.

[6]	See page C-8 for reconciliation of net income to core earnings and to core earnings, before tax related items.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
LIFE
Retail Products Group
Individual Annuity	$134	$136	$141	$158	$183	37%	16%	$486	$618	27%
Other Retail [1]	11	12	(14)	14	(8)	NM	NM	36	4	(89%)

Total Retail Products Group	145	148	127	172	175	21%	2%	522	622	19%
Retirement Plans	18	17	17	20	21	17%	5%	67	75	12%
Institutional Solutions Group	18	21	21	24	22	22%	(8%)	68	88	29%
Individual Life	40	39	39	45	43	8%	(4%)	156	166	6%
Group Benefits	65	59	64	68	81	25%	19%	229	272	19%
International	6	14	21	28	33	NM	18%	43	96	123%
Other [2] [3] [4]	16	(61)	(9)	7	(49)	NM	NM	231	(112)	NM

Total Life core earnings	$308	$237	$280	$364	$326	6%	(10%)	$1,316	$1,207	(8%)
Less: Tax related items [4]	—	—	—	—	—	—	—	190	—	(100%)

Total Life core earnings, before tax related items	$308	$237	$280	$364	$326	6%	(10%)	$1,126	$1,207	7%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [5]:
Business Insurance	115	135	140	147	101	(12%)	(31%)	446	523	17%
Personal Lines	87	134	115	146	99	14%	(32%)	412	494	20%
Specialty Commercial	104	55	42	25	12	(88%)	(52%)	221	134	(39%)

Total Ongoing Operations underwriting results before catastrophes and prior year development [6]	306	324	297	318	212	(31%)	(33%)	1,079	1,151	7%
Catastrophe impacts, excluding prior year development [7]	(28)	(33)	(37)	(222)	(132)	NM	41%	(539)	(424)	21%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	—	(13)	(8)	7	—	—	(100%)	314	(14)	NM
Other loss and loss adjustment expenses	(35)	7	82	(50)	(61)	(74%)	(22%)	(319)	(22)	93%
Prior year earned premium adjustment on retrospectively rated policies	—	—	—	—	—	—	—	(90)	—	100%

Total Ongoing Operations underwriting results	243	285	334	53	19	(92%)	(64%)	445	691	55%
Net servicing income	2	13	15	12	9	NM	(25%)	42	49	17%
Net investment income	253	260	258	279	285	13%	2%	903	1,082	20%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	1	—	—	—	—	(100%)	—	9	—	(100%)
Other expenses	(36)	(59)	(37)	(50)	(56)	(56%)	(12%)	(198)	(202)	(2%)
Income tax expense	(139)	(149)	(178)	(77)	(63)	55%	18%	(304)	(467)	(54%)

Ongoing Operations core earnings	$324	$350	$392	$217	$194	(40%)	(11%)	$897	$1,153	29%
Less: Tax related items [4]	—	—	—	—	—	—	—	26	—	(100%)

Ongoing Operations core earnings, before tax related items	$324	$350	$392	$217	$194	(40%)	(11%)	$871	$1,153	32%

Other Operations
Other Operations core earnings	$7	$36	$(23)	$15	$26	NM	73%	$(68)	$54	NM

Total Property & Casualty core earnings	$331	$386	$369	$232	$220	(34%)	(5%)	$829	$1,207	46%
Total Property & Casualty core earnings, before tax related items	$331	$386	$369	$232	$220	(34%)	(5%)	$803	$1,207	50%

CORPORATE
Total Corporate core earnings	$(42)	$(41)	$(43)	$(40)	$(41)	2%	(3%)	$(173)	$(165)	5%

CONSOLIDATED
Core earnings, before tax related items	$597	$582	$606	$556	$505	(15%)	(9%)	$1,756	$2,249	28%
Add: Tax related items [4]	—	—	—	—	—	—	—	216	—	(100%)

Core earnings	$597	$582	$606	$556	$505	(15%)	(9%)	$1,972	$2,249	14%
Add: Net realized capital gains (losses), after-tax [8]	23	84	(4)	(17)	(31)	NM	(82%)	166	32	(81%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$620	$666	$602	$539	$474	(24%)	(12%)	$2,115	$2,281	8%

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Included in the three months ended March 31, 2005 is a charge of $66, after-tax, to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC. In addition, included in the three months and year ended December 31, 2005 is a charge of $29, after-tax, to increase the reserve for investigations related to market timing by the SEC and New York Attorney General’s Office, directed brokerage by the SEC and single premium group annuities by the New York Attorney General’s Office and the Connecticut Attorney General’s Office.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after tax, which is related to settlement of certain annuity contracts.

[4]	For the year ended December 31, 2004, Life included $190 and Property and Casualty included $26 of tax benefit related to tax years prior to 2004.

[5]	Adjusted to exclude catastrophe losses, prior year loss development and, for the year ended December 31, 2004, a decrease in estimated earned premiums on retrospectively-rated policies.

[6]	The three months ended June 30, 2005 included the Citizens’ assessment of $15 ($8 in Business Insurance and $7 in Personal Lines) related to the third quarter 2004 hurricanes. The three months ended December 31, 2005 included the Citizens’ assessment of $49 ($25 in Business Insurance and $24 in Personal Lines) related to the third and fourth quarter 2005 hurricanes.

[7]	Catastrophe impacts included catastrophe losses and catastrophe treaty reinstatement premium. Catastrophe impacts for the three months ended September 30, 2004 included reinstatement premium of $17 and losses of $411 from Hurricanes Charley, Frances, Ivan and Jeanne. Catastrophe impacts for the three months ended September 30, 2005 included reinstatement premium of $60 and losses of $140 from Hurricanes Katrina and Rita. Catastrophe impacts for the three months ended December 31, 2005 included reinstatement premium of $13 and losses of $132 from Hurricane Wilma.

[8]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$1,112	$1,049	6%	$2,554	$2,481	3%	$—	$—	—	$3,666	$3,530	4%
Fee income	1,064	937	14%	—	—	—	4	1	NM	1,068	938	14%
Net investment income
Securities available-for-sale and other	765	735	4%	351	333	5%	5	5	—	1,121	1,073	4%
Equity securities held for trading [1]	1,823	416	NM	—	—	—	—	—	—	1,823	416	NM

Total net investment income	2,588	1,151	125%	351	333	5%	5	5	—	2,944	1,489	98%
Other revenues	—	—	—	121	108	12%	(1)	—	NM	120	108	11%
Net realized capital gains (losses)	(82)	23	NM	(6)	17	NM	—	—	—	(88)	40	NM

Total revenues	4,682	3,160	48%	3,020	2,939	3%	8	6	33%	7,710	6,105	26%

Benefits, claims and claim adjustment expenses [1]	3,375	1,897	78%	1,818	1,690	8%	—	1	(100%)	5,193	3,588	45%
Amortization of deferred policy acquisition costs and present value of future profits	285	280	2%	507	478	6%	—	—	—	792	758	4%
Insurance operating costs and expenses	681	570	19%	245	129	90%	—	—	—	926	699	32%
Interest expense	—	—	—	—	—	—	63	62	2%	63	62	2%
Other expenses	4	9	(56%)	163	160	2%	8	8	—	175	177	(1%)

Total benefits and expenses	4,345	2,756	58%	2,733	2,457	11%	71	71	—	7,149	5,284	35%

Income (loss) before income taxes	337	404	(17%)	287	482	(40%)	(63)	(65)	3%	561	821	(32%)

Income tax expense (benefit)	39	84	(54%)	70	140	(50%)	(22)	(23)	4%	87	201	(57%)

Net income (loss)	298	320	(7%)	217	342	(37%)	(41)	(42)	2%	474	620	(24%)

Less: Net realized capital gains (losses), after-tax	(28)	12	NM	(3)	11	NM	—	—	—	(31)	23	NM

Core earnings	$326	$308	6%	$220	$331	(34%)	$(41)	$(42)	2%	$505	$597	(15%)

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$4,203	$4,072	3%	$10,156	$9,494	7%	$—	$—	—	$14,359	$13,566	6%
Fee income	4,000	3,464	15%	—	—	—	12	7	71%	4,012	3,471	16%
Net investment income
Securities available-for-sale and other	2,998	2,876	4%	1,365	1,248	9%	21	20	5%	4,384	4,144	6%
Equity securities held for trading [1]	3,847	799	NM	—	—	—	—	—	—	3,847	799	NM

Total net investment income	6,845	3,675	86%	1,365	1,248	9%	21	20	5%	8,231	4,943	67%
Other revenues	—	—	—	463	436	6%	1	1	—	464	437	6%
Net realized capital gains (losses)	(25)	164	NM	44	133	(67%)	(2)	(6)	67%	17	291	(94%)

Total revenues	15,023	11,375	32%	12,028	11,311	6%	32	22	45%	27,083	22,708	19%

Benefits, claims and claim adjustment expenses [1]	9,796	6,630	48%	6,963	7,004	(1%)	4	6	(33%)	16,763	13,640	23%
Amortization of deferred policy acquisition costs and present value of future profits	1,172	993	18%	1,997	1,850	8%	—	—	—	3,169	2,843	11%
Insurance operating costs and expenses	2,496	2,133	17%	731	643	14%	—	—	—	3,227	2,776	16%
Interest expense	—	—	—	—	—	—	252	251	—	252	251	—
Other expenses	26	12	117%	617	629	(2%)	31	34	(9%)	674	675	—

Total benefits and expenses	13,490	9,768	38%	10,308	10,126	2%	287	291	(1%)	24,085	20,185	19%

Income (loss) before income taxes and cumulative effect of accounting change	1,533	1,607	(5%)	1,720	1,185	45%	(255)	(269)	5%	2,998	2,523	19%

Income tax expense (benefit) [2]	322	202	59%	484	275	76%	(89)	(92)	3%	717	385	86%

Income (loss) before cumulative effect of accounting change	1,211	1,405	(14%)	1,236	910	36%	(166)	(177)	6%	2,281	2,138	7%

Cumulative effect of accounting change, after-tax [3]	—	(23)	100%	—	—	—	—	—	—	—	(23)	—

Net income (loss)	1,211	1,382	(12%)	1,236	910	36%	(166)	(177)	6%	2,281	2,115	8%

Less: Net realized capital gains (losses), after-tax	4	89	(96%)	29	81	(64%)	(1)	(4)	75%	32	166	(81%)
Less: Cumulative effect of accounting change, after-tax	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Core earnings	$1,207	$1,316	(8%)	$1,207	$829	46%	$(165)	$(173)	5%	$2,249	$1,972	14%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

[2]	For the year ended December 31, 2004, Life included $190 and Property and Casualty included $26 of tax benefit related to tax years prior to 2004.

[3]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,812	$50,531	1%	$25,330	$24,410	4%	$298	$159	87%	$76,440	$75,100	2%
Equity securities, trading, at fair value	24,034	13,634	76%	—	—	—	—	—	—	24,034	13,634	76%
Equity securities, available-for-sale, at fair value	800	525	52%	661	307	115%	—	—	—	1,461	832	76%
Policy loans, at outstanding balance	2,016	2,662	(24%)	—	—	—	—	—	—	2,016	2,662	(24%)
Other investments	2,122	1,364	56%	862	809	7%	—	7	(100%)	2,984	2,180	37%

Total investments	79,784	68,716	16%	26,853	25,526	5%	298	166	80%	106,935	94,408	13%
Cash	1,001	933	7%	272	215	27%	—	—	—	1,273	1,148	11%
Premiums receivable and agents’ balances	426	391	9%	3,308	2,844	16%	—	—	—	3,734	3,235	15%
Reinsurance recoverables	800	993	(19%)	5,560	5,185	7%	—	—	—	6,360	6,178	3%
Deferred policy acquisition costs and present value of future profits	8,567	7,437	15%	1,134	1,071	6%	1	1	—	9,702	8,509	14%
Deferred income taxes	(565)	(747)	24%	904	879	3%	330	287	15%	669	419	60%
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	198	182	9%	485	461	5%	—	—	—	683	643	6%
Other assets	1,932	1,711	13%	1,614	1,685	(4%)	54	56	(4%)	3,600	3,452	4%
Separate account assets	150,875	140,023	8%	—	—	—	—	—	—	150,875	140,023	8%

Total assets	$243,814	$220,435	11%	$40,282	$38,018	6%	$1,455	$1,282	13%	$285,551	$259,735	10%

Future policy benefits, unpaid claims and
claim adjustment expenses	$12,987	$12,250	6%	$22,266	$21,329	4%	$—	$(4)	100%	$35,253	$33,575	5%
Other policyholder funds and benefits payable	64,452	52,833	22%	—	—	—	—	—	—	64,452	52,833	22%
Unearned premiums	69	50	38%	5,502	4,763	16%	(5)	(6)	17%	5,566	4,807	16%
Debt [1]	—	—	—	—	—	—	4,767	4,929	(3%)	4,767	4,929	(3%)
Other liabilities	5,152	5,057	2%	3,865	3,730	4%	289	543	(47%)	9,306	9,330	—
Separate account liabilities	150,875	140,023	8%	—	—	—	—	—	—	150,875	140,023	8%

Total liabilities	233,535	210,213	11%	31,633	29,822	6%	5,051	5,462	(8%)	270,219	245,497	10%

Equity excluding AOCI, net of tax	9,886	9,027	10%	8,398	7,542	11%	(3,042)	(3,756)	19%	15,242	12,813	19%
AOCI, net of tax	393	1,195	(67%)	251	654	(62%)	(554)	(424)	(31%)	90	1,425	(94%)

Total stockholders’ equity	10,279	10,222	1%	8,649	8,196	6%	(3,596)	(4,180)	14%	15,332	14,238	8%

Total liabilities and	$243,814	$220,435	11%	$40,282	$38,018	6%	$1,455	$1,282	13%	$285,551	$259,735	10%
stockholders’ equity

[1] Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$621	$622	$620	$620	$719	16%	16%
Senior notes	2,584	2,581	2,336	2,336	2,337	(10%)	—

Subtotal	3,205	3,203	2,956	2,956	3,056	(5%)	3%

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures	704	699	705	697	691	(2%)	(1%)

Total debt	$4,929	$4,922	$4,681	$4,673	$4,767	(3%)	2%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$12,813	$13,521	$14,171	$14,717	$15,242	19%	4%
AOCI, net of tax	1,425	690	1,419	593	90	(94%)	(85%)

Total stockholders’ equity	$14,238	$14,211	$15,590	$15,310	$15,332	8%	—

CAPITALIZATION
Total capitalization including AOCI, net of tax	$19,167	$19,133	$20,271	$19,983	$20,099	5%	1%

Total capitalization excluding AOCI, net of tax	$17,742	$18,443	$18,852	$19,390	$20,009	13%	3%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	25.7%	25.7%	23.1%	23.4%	23.7%	(2.0)	0.3

Debt (excluding 75% of equity unit notes) to capitalization [1]	21.7%	21.7%	19.3%	19.6%	19.9%	(1.8)	0.3
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	16.7%	16.7%	14.6%	14.8%	15.2%	(1.5)	0.4

Ratios Excluding AOCI
Total debt to capitalization	27.8%	26.7%	24.8%	24.1%	23.8%	(4.0)	(0.3)

Debt (excluding 75% of equity unit notes) to capitalization [1]	23.5%	22.5%	20.8%	20.2%	20.0%	(3.5)	(0.2)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	18.1%	17.4%	15.7%	15.2%	15.3%	(2.8)	0.1

[1]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of December 31, 2005
Fixed maturities unrealized gain	$555	$323	$—	$878
Equities unrealized gain	18	73	—	91
Net deferred loss on cash-flow hedging instruments	(101)	(9)	—	(110)

Total unrealized gain	472	387	—	859
Foreign currency translation adjustments	(79)	(70)	—	(149)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income	$393	$251	$(554)	$90
(loss)

As of December 31, 2004
Fixed maturities unrealized gain	$1,336	$759	$6	$2,101
Equities unrealized gain	13	48	—	61
Net deferred loss on cash-flow hedging instruments	(170)	(45)	—	(215)

Total unrealized gain	1,179	762	6	1,947
Foreign currency translation adjustments	16	(58)	—	(42)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income	$1,195	$654	$(424)	$1,425
(loss)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
						YEAR ENDED
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2005	2005	2005	2005	2004	2005
Numerator:
Net income	$620	$666	$602	$539	$474	$2,115	$2,281
Less: Net realized capital gains (losses), after-tax	23	84	(4)	(17)	(31)	166	32
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(23)	—

Core earnings	597	582	606	556	505	1,972	2,249
Less: Impact of tax related items	—	—	—	—	—	216	—

Core earnings, before tax related items	$597	$582	$606	$556	$505	$1,756	$2,249

Denominator:
Weighted average common shares outstanding (basic)	293.8	294.8	297.1	299.2	300.7	292.3	298.0
Dilutive effect of equity units	1.7	3.2	3.7	4.6	5.5	1.9	4.3
Dilutive effect of stock compensation	2.6	3.3	3.1	3.2	3.8	2.8	3.3

Weighted average common shares outstanding and dilutive potential common shares (diluted)	298.1	301.3	303.9	307.0	310.0	297.0	305.6

Basic earnings per share
Net income	$2.11	$2.26	$2.03	$1.80	$1.58	$7.24	$7.65
Less: Net realized capital gains (losses), after-tax	0.08	0.29	(0.01)	(0.06)	(0.10)	0.57	0.10
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Core earnings	2.03	1.97	2.04	1.86	1.68	6.75	7.55
Less: Impact of tax related items	—	—	—	—	—	0.74	—

Core earnings, before tax related items	$2.03	$1.97	$2.04	$1.86	$1.68	$6.01	$7.55

Diluted earnings per share
Net income	$2.08	$2.21	$1.98	$1.76	$1.53	$7.12	$7.46
Less: Net realized capital gains (losses), after-tax	0.08	0.28	(0.01)	(0.05)	(0.10)	0.56	0.10
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Core earnings	2.00	1.93	1.99	1.81	1.63	6.64	7.36
Less: Impact of tax related items	—	—	—	—	—	0.73	—

Core earnings, before tax related items	$2.00	$1.93	$1.99	$1.81	$1.63	$5.91	$7.36

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC

Net gains (losses) on sales	$(14)	$66	NM	$(4)	$18	NM	$—	$—	—	$(18)	$84	NM
Impairments	(15)	(9)	(67%)	(1)	(5)	80%	—	—	—	(16)	(14)	(14%)
Japanese fixed annuity, net [1]	—	3	(100%)	—	—	—	—	—	—	—	3	(100%)
GMWB derivatives, net [2]	(53)	4	NM	—	—	—	—	—	—	(53)	4	NM
Other	11	(43)	NM	(1)	3	NM	—	—	—	10	(40)	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(71)	21	NM	(6)	16	NM	—	—	—	(77)	37	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	43	(9)	NM	3	(5)	NM	—	—	—	46	(14)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(28)	$12	NM	$(3)	$11	NM	$—	$—	—	$(31)	$23	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded to Total Net Realized Capital Gains (Losses) — Before Tax

Total net realized capital gains (losses) excluded from core earnings	$(71)	$21	NM	$(6)	$16	NM	$—	$—	—	$(77)	$37	NM
Total net realized capital gains (losses) included in core earnings	(11)	2	NM	—	1	(100%)	—	—	—	(11)	3	NM

Total net realized capital gains (losses)	$(82)	$23	NM	$(6)	$17	NM	$—	$—	—	$(88)	$40	NM

[1]	Item represents realized gains and losses associated with foreign currency swaps and the yen fixed annuity currency remeasurement. Volatility exists in this item primarily because the currency swaps are recorded at fair value, but the fixed annuity contracts are not recorded at fair value.

[2]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
YEAR ENDED DECEMBER 31, 2005 AND 2004	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC

Net gains on sales	$92	$212	(57%)	$53	$127	(58%)	$—	$—	—	$145	$339	(57%)
Impairments	(37)	(25)	(48%)	(10)	(13)	23%	—	—	—	(47)	(38)	(24%)
Japanese fixed annuity, net [1]	(36)	3	NM	—	—	—	—	—	—	(36)	3	NM
GMWB derivatives, net [2]	(46)	8	NM	—	—	—	—	—	—	(46)	8	NM
Other	34	(42)	NM	1	10	(90%)	(2)	(6)	67%	33	(38)	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	7	156	(96%)	44	124	(65%)	(2)	(6)	67%	49	274	(82%)

Impacts of tax and deferred policy acquisition costs (“DAC”)	(3)	(67)	96%	(15)	(43)	65%	1	2	(50%)	(17)	(108)	84%

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$4	$89	(96%)	$29	$81	(64%)	$(1)	$(4)	75%	$32	$166	(81%)

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before Tax

Total net realized capital gains (losses) excluded from core earnings	$7	$156	(96%)	$44	$124	(65%)	$(2)	$(6)	67%	$49	$274	(82%)
Total net realized capital gains (losses) included in core earnings	(32)	8	NM	—	9	(100%)	—	—	—	(32)	17	NM

Total net realized capital gains (losses)	$(25)	$164	NM	$44	$133	(67%)	$(2)	$(6)	67%	$17	$291	(94%)

[1]	Item represents realized gains and losses associated with foreign currency swaps and the yen fixed annuity currency remeasurement. Volatility exists in this item primarily because the currency swaps are recorded at fair value, but the fixed annuity contracts are not recorded at fair value.

[2]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Dec. 31,
	2004	2005	2005	2005	2005
Numerator [1]:
Net income — last 12 months	$2,115	$2,213	$2,382	$2,427	$2,281
Core earnings — last 12 months	$1,972	$2,054	$2,253	$2,341	$2,249
Core earnings, before tax related items — last 12 months	$1,756	$1,838	$2,037	$2,341	$2,249

Denominator [2]:
Average equity, including AOCI	12,938.5	13,874.0	13,932.5	14,480.0	14,785.0
Less: Average AOCI	1,335.5	1,429.0	949.5	1,001.5	757.5

Average equity, excluding AOCI	11,603.0	12,445.0	12,983.0	13,478.5	14,027.5

ROE (net income last 12 months to equity including AOCI)	16.3%	16.0%	17.1%	16.8%	15.4%
ROE (core earnings last 12 months to equity excluding AOCI)	17.0%	16.5%	17.4%	17.4%	16.0%
ROE (core earnings, before tax related items last 12 months to equity excluding AOCI) [1]	15.1%	14.8%	15.7%	17.4%	16.0%

[1]	For a reconciliation of net income to core earnings and of net income to core earnings, before tax related items, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended			Twelve Months Ended
	December 31, 2005			2006			2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$60.00	1.6	0.9	303.2	1.6	0.6	308.2	1.6	—	320.2
$65.00	2.0	2.2	304.9	2.0	1.5	309.5	2.0	—	320.6
$70.00	2.6	3.3	306.6	2.6	2.3	310.9	2.6	—	321.2
$75.00	3.1	4.3	308.1	3.1	2.9	312.0	3.1	—	321.7
$80.00	3.6	5.1	309.4	3.6	3.5	313.1	3.6	—	322.2
$82.74 [3]	3.8	5.5	310.0	3.8	3.8	313.6	3.8	—	322.4
$85.00	4.0	5.9	310.6	4.0	4.0	314.0	4.0	—	322.6
$90.00	4.4	6.5	311.6	4.4	4.5	314.9	4.4	—	323.0
$95.00	4.7	7.1	312.5	4.7	4.9	315.6	4.7	—	323.3
$100.00	5.0	7.7	313.4	5.0	5.3	316.3	5.0	—	323.6

[1]	Based on weighted average common shares outstanding (basic) at December 31, 2005 of 300.7 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73 million in August and November 2006, respectively). All other items held constant.

[3]	Represents the three months ended December 31, 2005 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
REVENUES
Retail Products Group
Individual Annuity	$667	$672	$681	$682	$683	2%	—	$2,628	$2,718	3%
Other Retail	105	118	118	128	133	27%	4%	407	497	22%

Total Retail Products Group	772	790	799	810	816	6%	1%	3,035	3,215	6%
Retirement Plans	113	113	117	118	122	8%	3%	434	470	8%
Institutional Solutions Group	384	299	340	358	423	10%	18%	1,291	1,420	10%
Individual Life	281	262	259	278	280	—	1%	1,056	1,079	2%
Group Benefits	1,015	1,046	1,048	1,049	1,066	5%	2%	4,027	4,209	5%
International	70	104	111	141	168	140%	19%	250	524	110%
Other	109	156	57	62	(16)	NM	NM	483	259	(46%)

Total revenues before net investment income on equity securities held for trading	2,744	2,770	2,731	2,816	2,859	4%	2%	10,576	11,176	6%
Net investment income on equity securities held for trading [1]	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total revenues	$3,160	$2,991	$3,034	$4,316	$4,682	48%	8%	$11,375	$15,023	32%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$134	$136	$141	$158	$183	37%	16%	$486	$618	27%
Other Retail [2]	11	12	(14)	14	(8)	NM	NM	36	4	(89%)

Total Retail Products Group	145	148	127	172	175	21%	2%	522	622	19%
Retirement Plans	18	17	17	20	21	17%	5%	67	75	12%
Institutional Solutions Group	18	21	21	24	22	22%	(8%)	68	88	29%
Individual Life	40	39	39	45	43	8%	(4%)	156	166	6%
Group Benefits	65	59	64	68	81	25%	19%	229	272	19%
International	6	14	21	28	33	NM	18%	43	96	123%
Other [3], [4], [5]	16	(61)	(9)	7	(49)	NM	NM	231	(112)	NM

Core earnings	308	237	280	364	326	6%	(10%)	1,316	1,207	(8%)

Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%
Net realized gains (losses), net of tax, included in net income of Other	12	54	(4)	(18)	(28)	NM	(56%)	89	4	(96%)

Net income	$320	$291	$276	$346	$298	(7%)	(14%)	$1,382	$1,211	(12%)

Core earnings ROE (last 12 months to equity excluding AOCI)	20.3%	18.9%	18.5%	15.7%	15.4%	(4.9)	(0.3)
Core earnings ROE (last 12 months to equity excluding AOCI), before tax related items	17.1%	15.9%	15.7%	15.7%	15.4%	(1.7)	(0.3)
Assets under management	$248,503	$250,038	$258,097	$270,689	$276,519	11%	2%
DAC capitalization	$505	$556	$497	$511	$507		(1%)
DAC amortization	$280	$291	$275	$321	$285		(11%)
DAC and PVFP assets	$7,437	$7,908	$7,842	$8,250	$8,567		4%
United States Statutory surplus ($ in billions) [6]	$5.1	$5.1	$5.1	$4.4	$4.3

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which has an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[3]	Included in the three months ended March 31, 2005 and the year ended December 31, 2005 is a charge of $66, after-tax, to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC. In addition, included in the three months and year ended December 31, 2005 is a charge of $29, after-tax, to increase the reserve for investigations related to market timing by the SEC and New York Attorney General’s Office, directed brokerage by the SEC, and single premium group annuities by the New York Attorney General’s Office and the Connecticut Attorney General’s Office.

[4]	Included in the year ended December 31, 2004 is a tax benefit of $190, which primarily relates to the favorable tax treatment of certain tax items.

[5]	Included in the three months ended December 31, 2005 is an expense of $18, after tax, which is related to settlement of certain annuity contracts.

[6]	Estimated United States statutory surplus at December 31, 2005. United States statutory surplus declined at September 30, 2005 on a sequential quarter basis due to a change in ownership of the Company’s Japanese life insurance operations, effective September 1, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
REVENUES
Earned premiums	$1,049	$999	$1,047	$1,045	$1,112	6%	6%	$4,072	$4,203	3%
Fee income	937	950	960	1,026	1,064	14%	4%	3,464	4,000	15%
Net investment income
Securities available-for-sale and other	735	729	733	771	765	4%	(1%)	2,876	2,998	4%
Equity securities held for trading [1]	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total net investment income	1,151	950	1,036	2,271	2,588	125%	14%	3,675	6,845	86%
Net realized capital gains (losses)	23	92	(9)	(26)	(82)	NM	NM	164	(25)	NM

Total revenues	3,160	2,991	3,034	4,316	4,682	48%	8%	11,375	15,023	32%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,897	1,739	1,756	2,926	3,375	78%	15%	6,630	9,796	48%
Amortization of deferred policy acquisition costs and present value of future profits	280	291	275	321	285	2%	(11%)	993	1,172	18%
Insurance operating costs and other expenses	579	577	639	621	685	18%	10%	2,145	2,522	18%

Total benefits and expenses	2,756	2,607	2,670	3,868	4,345	58%	12%	9,768	13,490	38%

NET INCOME
Income before income taxes and cumulative effect of accounting change	404	384	364	448	337	(17%)	(25%)	1,607	1,533	(5%)
Income tax expense	84	93	88	102	39	(54%)	(62%)	202	322	59%

Net income before cumulative effect of accounting change	320	291	276	346	298	(7%)	(14%)	1,405	1,211	(14%)
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	320	291	276	346	298	(7%)	(14%)	1,382	1,211	(12%)

Less: Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%
Less: net realized gains (losses), net of tax, included in net income of Other	12	54	(4)	(18)	(28)	NM	(56%)	89	4	(96%)

Core earnings	308	237	280	364	326	6%	(10%)	1,316	1,207	(8%)

Less: Tax related items	—	—	—	—	—	—	—	190	—	(100%)

Core earnings, before tax related items	$308	$237	$280	$364	$326	6%	(10%)	$1,126	$1,207	7%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$80,412	$83,573	$85,912	$89,582	$92,939	16%	4%
Separate account	140,023	138,502	142,774	150,341	150,875	8%	—

Total assets	220,435	222,075	228,686	239,923	243,814	11%	2%

Mutual fund assets	28,068	27,963	29,411	30,766	32,705	17%	6%

Total assets under management	$248,503	$250,038	$258,097	$270,689	$276,519	11%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,531	$50,877	$51,723	$51,115	$50,812	1%	(1%)
Equity securities, trading, at fair value	13,634	15,855	17,955	21,247	24,034	76%	13%
Equity securities, available-for-sale, at fair value	525	662	793	797	800	52%	—
Policy loans, at outstanding balance	2,662	2,119	2,140	2,009	2,016	(24%)	—
Other investments	1,364	1,459	1,775	1,728	2,122	56%	23%

Total investments	68,716	70,972	74,386	76,896	79,784	16%	4%

Cash	933	1,198	771	1,223	1,001	7%	(18%)
Premiums receivable and agents’ balances	391	386	418	417	426	9%	2%
Reinsurance recoverables	993	767	752	722	800	(19%)	11%
Deferred policy acquisition costs and present value of future profits	7,437	7,908	7,842	8,250	8,567	15%	4%
Deferred income taxes	(747)	(654)	(979)	(706)	(565)	24%	20%
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	182	194	191	200	198	9%	(1%)
Other assets	1,711	2,006	1,735	1,784	1,932	13%	8%
Separate account assets	140,023	138,502	142,774	150,341	150,875	8%	—

Total assets	$220,435	$222,075	$228,686	$239,923	$243,814	11%	2%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,250	$12,375	$12,467	$12,591	$12,987	6%	3%
Other policyholder funds and benefits payable	52,833	55,459	57,481	61,535	64,452	22%	5%
Unearned premiums	50	63	57	67	69	38%	3%
Other liabilities	5,057	5,602	5,268	5,036	5,152	2%	2%
Separate account liabilities	140,023	138,502	142,774	150,341	150,875	8%	—

Total liabilities	210,213	212,001	218,047	229,570	233,535	11%	2%

Equity excluding AOCI, net of tax	9,027	9,305	9,366	9,643	9,886	10%	3%
AOCI, net of tax	1,195	769	1,273	710	393	(67%)	(45%)

Total stockholders’ equity	10,222	10,074	10,639	10,353	10,279	1%	(1%)

Total liabilities and stockholders’ equity	$220,435	$222,075	$228,686	$239,923	$243,814	11%	2%

Hartford Life and Accident Insurance Company NAIC RBC	263%
Hartford Life Insurance Company NAIC RBC	403%
Hartford Life and Annuity Insurance Company NAIC RBC	620%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	Japan	Life	Total
YEAR-TO-DATE
Balance, December 31, 2004	$4,307	$94	$264	$57	$1,807	$70	$821	$17	$7,437
Adjustments to unrealized gains and losses on securities available — for — sale and other	303	—	68	—	121	—	—	—	492

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,610	94	332	57	1,928	70	821	17	7,929
Capitalization	742	57	106	56	322	56	732	—	2,071
Amortization — Deferred Policy Acquisition Costs	(670)	(54)	(27)	(32)	(177)	(31)	(133)	—	(1,124)
Amortization — Present Value of Future Profits	(16)	—	—	—	(25)	—	—	—	(41)
Amortization — Realized Capital Gains	(4)	—	1	—	(3)	—	—	(1)	(7)
Effect of Currency Translation Adjustment	—	—	—	—	—	—	(149)	—	(149)

Balance, December, 31, 2005	4,662	97	412	81	2,045	95	1,271	16	8,679
Adjustments to unrealized gains and losses on securities available — for — sale and other	(45)	—	(7)	—	(70)	—	10	—	(112)

Balance, December, 31, 2005 including adjustments to unrealized gains and losses on securities available—for—sale and other	$4,617	$97	$405	$81	$1,975	$95	$1,281	$16	$8,567

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of December, 31, 2005
	ACCOUNT	NET AMT	% of NAR	RETAINED
	VALUE	AT RISK	REINSURED	NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$57,445	$5,040	90%	$507
with 5% rollup [2]	4,032	497	82%	91
with Earnings Protection Benefit Rider (EPB) [3]	5,358	313	82%	57
with 5% rollup & EPB	1,445	132	82%	24

Total MAV	68,280	5,982	89%	679
Asset Protection Benefit (APB) [4]	26,880	25	48%	13
Lifetime Income Benefit (LIB) [5]	251	—	—%	—
Reset [6] (5-7 years)	7,419	435	—%	435
Return of Premium [7]/Other	9,235	37	5%	35

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$112,065	$6,479	82%	$1,162

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [9]	24,641	9	—%	9

TOTAL	$136,706	$6,488	82%	$1,171

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2004	2005	2005	2005	2005
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,211.92	1,180.59	1,191.33	1,228.81	1,248.29
Total Account Value	$106,250	$104,204	$106,015	$110,413	$112,065
Retained net amount of risk	1,537	1,772	1,561	1,302	1,162
GMDB net GAAP liability [8]	109	112	115	118	118
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$14,129	$16,495	$18,440	$21,892	$24,641
Retained net amount of risk	99	76	63	15	9
GMDB/GMIB net GAAP liability [8]	28	33	39	46	50

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of September 30, 2005
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,683
Liability for reinsurance in unauthorized companies	(5)

Net statutory reinsurance reserve credit	$1,678

Statutory amounts recoverable from reinsurers	$130

The top ten reinsurers represent $1569 or 87% of the total statutory reserve credit and amounts recoverable.
•	5% of this amount is with reinsurers rated “A++” by A.M. Best at January 20, 2006.

•	53% of this amount is with reinsurers rated “A+” by A.M. Best at January 20, 2006.

•	34% of this amount is with reinsurers rated “A-” by A.M. Best at January 20, 2006.

•	8% of this amount is with reinsurers rated “B++” by A.M. Best at January 20, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2005	December 31, 2004
Statutory Capital and Surplus	$4,357	$5,118
GAAP Adjustments
Investment in subsidiaries	(337)	(883)
Deferred policy acquisition costs	8,250	7,437
Deferred taxes	(961)	(964)
Benefit reserves	(3,304)	(3,354)
Unrealized gains on investments, net of impairments	1,460	2,158
Asset valuation reserve and interest maintenance reserve	607	688
Goodwill	443	387
Other, net	(162)	(365)

GAAP Stockholders’ Equity	$10,353	$10,222

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$404	$410	$416	$440	$448	11%	2%	$1,508	$1,714	14%
Mutual fund and other fees	28	30	32	28	28	—	—	106	118	11%

Total fee income	432	440	448	468	476	10%	2%	1,614	1,832	14%

Direct premiums	22	19	28	18	15	(32%)	(17%)	146	80	(45%)
Reinsurance premiums	(36)	(34)	(33)	(33)	(32)	11%	3%	(142)	(132)	7%

Net premiums	(14)	(15)	(5)	(15)	(17)	(21%)	(13%)	4	(52)	NM

Total premiums and other considerations	418	425	443	453	459	10%	1%	1,618	1,780	10%
Net investment income
Net investment income on G/A assets	272	268	258	250	244	(10%)	(2%)	1,097	1,020	(7%)
Net investment income on assigned capital	19	17	17	17	17	(11%)	—	71	68	(4%)
Charge for invested capital	(43)	(42)	(39)	(40)	(38)	12%	5%	(158)	(159)	(1%)

Total net investment income	248	243	236	227	223	(10%)	(2%)	1,010	929	(8%)
Net realized capital gains	1	4	2	2	1	—	(50%)	—	9	—

Total revenues	667	672	681	682	683	2%	—	2,628	2,718	3%

Benefits and Expenses
Benefits and claims
Death benefits	8	8	13	6	9	13%	50%	34	36	6%
Other contract benefits	19	19	20	24	22	16%	(8%)	72	85	18%
Change in reserve	9	10	13	1	(6)	NM	NM	97	18	(81%)
Sales inducements	11	9	10	10	10	(9%)	—	30	39	30%
Interest credited on G/A assets	208	189	180	177	171	(18%)	(3%)	841	717	(15%)

Total benefits and claims	255	235	236	218	206	(19%)	(6%)	1,074	895	(17%)

Other insurance expenses
Commissions & wholesaling expenses	248	246	248	232	230	(7%)	(1%)	1,127	956	(15%)
Operating expenses	48	49	53	47	54	13%	15%	191	203	6%
Premium taxes and other expenses	7	5	5	4	—	(100%)	(100%)	20	14	(30%)

Subtotal — expenses before deferral	303	300	306	283	284	(6%)	—	1,338	1,173	(12%)
Deferred policy acquisition costs	(197)	(198)	(198)	(176)	(170)	14%	3%	(950)	(742)	22%

Total other insurance expense	106	102	108	107	114	8%	7%	388	431	11%
Amortization of deferred policy acquisition costs	158	168	164	173	185	17%	7%	594	690	16%

Total benefits and expenses	519	505	508	498	505	(3%)	1%	2,056	2,016	(2%)

Income before income tax expense and cumulative effect of accounting change	148	167	173	184	178	20%	(3%)	572	702	23%
Income tax expense [1]	14	31	32	26	(5)	NM	NM	86	84	(2%)

Net income before cumulative effect of accounting change [2]	134	136	141	158	183	37%	16%	486	618	27%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(19)	—	100%

Net income	$134	$136	$141	$158	$183	37%	16%	$467	$618	32%

[1]	The three months ended ended December 31, 2004, September 30, 2005, and December 31, 2005 includes $18, $9, and $40 respectively of additional tax benefits related to a change in DRD estimates.

[2]	Net income before cumulative effect of accounting change is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$1	$1	$2	$3	$3	NM	—	$2	$9	NM
Mutual fund and other fees	101	116	116	123	129	28%	5%	403	484	20%

Total fee income	102	117	118	126	132	29%	5%	405	493	22%

Direct premiums	1	—	—	—	—	(100%)	—	1	—	(100%)

Total premiums and other considerations	103	117	118	126	132	28%	5%	406	493	21%

Net investment income
Net investment income on G/A assets	1	1	—	2	1	—	(50%)	1	4	NM
Net investment income on assigned capital	1	—	—	—	—	(100%)	—	—	—	—

Total net investment income	2	1	—	2	1	(50%)	(50%)	1	4	NM

Total revenues	105	118	118	128	133	27%	4%	407	497	22%

							—
Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	66	74	74	78	89	35%	14%	262	315	20%
Operating expenses	20	23	23	21	26	30%	24%	82	93	13%
Premium taxes and other expenses [1]	2	4	41	7	35	NM	NM	10	87	NM

Subtotal — expenses before deferral	88	101	138	106	150	70%	42%	354	495	40%
Deferred policy acquisition costs	(13)	(14)	(13)	(14)	(16)	(23%)	(14%)	(55)	(57)	(4%)

Total other insurance expense	75	87	125	92	134	79%	46%	299	438	46%
Amortization of deferred policy acquisition costs	13	13	14	14	13	—	(7%)	53	54	2%

Total benefits and expenses	88	100	139	106	147	67%	39%	352	492	40%

Income (loss) before income taxes	17	18	(21)	22	(14)	NM	NM	55	5	(91%)
Income tax expense (benefit)	6	6	(7)	8	(6)	NM	NM	19	1	(95%)

Net income (loss) [2]	$11	$12	$(14)	$14	$(8)	NM	NM	$36	$4	(89%)

[1]	Included in the three months ended June 30, 2005 and December 31, 2005 the Company recorded amounts of $37, and $33, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Individual Annuity
Broker-dealer	$1,969	$1,892	$1,818	$1,676	$1,582	(20%)	(6%)	$9,849	$6,968	(29%)
Banks	1,300	1,281	1,140	1,127	1,001	(23%)	(11%)	5,846	4,549	(22%)

Total sales/deposits by distribution	3,269	3,173	2,958	2,803	2,583	(21%)	(8%)	15,695	11,517	(27%)

Variable	3,174	3,103	2,886	2,748	2,497	(21%)	(9%)	15,034	11,234	(25%)
Fixed MVA/other	95	70	72	55	86	(9%)	56%	661	283	(57%)

Total sales/deposits by product	3,269	3,173	2,958	2,803	2,583	(21%)	(8%)	15,695	11,517	(27%)

Retail Mutual Funds	1,255	1,446	1,321	1,307	1,739	39%	33%	5,864	5,813	(1%)

529 College Savings Plan/Specialty Products/Other	105	118	97	129	136	30%	5%	370	480	30%

Total Retail Products Group	$4,629	$4,737	$4,376	$4,239	$4,458	(4%)	5%	$21,929	$17,810	(19%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
INDIVIDUAL ANNUITY
General account	$18,984	$18,327	$17,852	$17,324	$16,872	(11%)	(3%)
Non-guaranteed separate account	92,017	90,690	92,448	96,591	98,664	7%	2%

Total Individual Annuity	$111,001	$109,017	$110,300	$113,915	$115,536	4%	1%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,715	$7,494	$7,415	$7,120	$6,771	(12%)	(5%)
Non-guaranteed separate account	91,902	90,577	92,332	96,472	98,543	7%	2%

Total individual variable annuities	99,617	98,071	99,747	103,592	105,314	6%	2%

Fixed MVA & other individual annuities	11,384	10,946	10,553	10,323	10,222	(10%)	(1%)

Total Individual Annuity	111,001	109,017	110,300	113,915	115,536	4%	1%

Specialty Products/Other — Segregated Assets	182	216	243	286	336	85%	17%

Mutual Fund Assets
Retail mutual fund assets	25,240	24,949	25,958	27,522	29,063	15%	6%
Specialty Product/Other mutual fund assets	164	185	218	293	335	104%	14%
529 College Savings Plan assets	477	509	553	608	669	40%	10%

Total Mutual Fund Assets	25,881	25,643	26,729	28,423	30,067	16%	6%

Total Retail Products Group Assets Under Management	$137,064	$134,876	$137,272	$142,624	$145,939	6%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2005	2005	2005	2005
VARIABLE ANNUITIES	Beginning balance	$92,079	$99,617	$98,071	$99,747	$103,592
	Sales/Deposits	3,174	3,103	2,886	2,748	2,497
	Surrenders	(2,311)	(2,367)	(2,577)	(2,745)	(3,021)
	Death benefits/annuity payouts	(337)	(381)	(388)	(364)	(365)
	Transfers [2]	93	51	20	13	9

	Net Flows	619	406	(59)	(348)	(880)
	Change in market value/change in reserve/interest credited	6,911	(1,958)	1,729	4,186	2,599
	Other [3]	8	6	6	7	3

	Ending balance	$99,617	$98,071	$99,747	$103,592	$105,314

FIXED MVA AND OTHER	Beginning balance	$11,471	$11,384	$10,946	$10,553	$10,323
	Sales/Deposits	95	70	72	55	86
	Acquisitions	547	—	—	—	—
	Surrenders	(728)	(510)	(452)	(297)	(197)
	Death benefits/annuity payouts	(134)	(115)	(136)	(122)	(120)
	Transfers [2]	(57)	(20)	(12)	3	9

	Net Flows	(277)	(575)	(528)	(361)	(222)
	Change in market value/change in reserve/interest credited	164	137	135	131	121
	Other [4]	26	—	—	—	—

	Ending balance	$11,384	$10,946	$10,553	$10,323	$10,222

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$103,550	$111,001	$109,017	$110,300	$113,915
	Sales/Deposits	3,269	3,173	2,958	2,803	2,583
	Acquisitions	547	—	—	—	—
	Surrenders	(3,039)	(2,877)	(3,029)	(3,042)	(3,218)
	Death benefits/annuity payouts	(471)	(496)	(524)	(486)	(485)
	Transfers [2]	36	31	8	16	18

	Net Flows	342	(169)	(587)	(709)	(1,102)
	Change in market value/change in reserve/interest credited	7,075	(1,821)	1,864	4,317	2,720
	Other [3,4]	34	6	6	7	3

	Ending balance	$111,001	$109,017	$110,300	$113,915	$115,536

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	Includes special bonus on block of business acquired in 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

			THREE MONTHS ENDED
			Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
			2004	2005	2005	2005	2005
RETAIL MUTUAL FUNDS	Asset Rollforward
		Beginning balance	$22,694	$25,240	$24,949	$25,958	$27,522
	Sales/Deposits		1,255	1,446	1,321	1,307	1,739
	Redemptions		(868)	(1,065)	(999)	(1,234)	(1,180)

	Net Sales		387	381	322	73	559
	Change in market value		2,179	(652)	705	1,509	1,003
	Other [2]		(20)	(20)	(18)	(18)	(21)

		Ending balance	$25,240	$24,949	$25,958	$27,522	$29,063

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$29	$32	$34	$36	$38	31%	6%	$109	$140	28%
Mutual fund and other fees	5	2	3	4	3	(40%)	(25%)	12	12	—

Total fee income	34	34	37	40	41	21%	3%	121	152	26%

Direct premiums	4	3	4	1	2	(50%)	100%	10	10	—

Total premiums and other considerations	38	37	41	41	43	13%	5%	131	162	24%

Net investment income
Net investment income on G/A assets	74	73	76	75	79	7%	5%	298	303	2%
Net investment income on assigned capital	2	3	2	3	2	—	(33%)	10	10	—
Charge for invested capital	—	—	(1)	—	(1)	—	—	(2)	(2)	—

Total net investment income	76	76	77	78	80	5%	3%	306	311	2%
Net realized capital losses	(1)	—	(1)	(1)	(1)	—	—	(3)	(3)	—

Total revenues	113	113	117	118	122	8%	3%	434	470	8%

Benefits and Expenses
Benefits and claims
Death benefits	(1)	—	1	—	—	100%	—	—	1	—
Other contract benefits	15	14	13	13	14	(7%)	8%	57	54	(5%)
Change in reserve	(5)	(5)	(4)	(6)	(6)	(20%)	—	(23)	(21)	9%
Interest credited on G/A assets	48	47	49	50	51	6%	2%	186	197	6%

Total benefits and claims	57	56	59	57	59	4%	4%	220	231	5%

Other insurance expenses
Commissions & wholesaling expenses	12	17	14	15	18	50%	20%	47	64	36%
Operating expenses	44	34	39	40	47	7%	18%	140	160	14%
Premium taxes and other expenses	3	—	(1)	1	(3)	NM	NM	1	(3)	NM

Subtotal — expenses before deferral	59	51	52	56	62	5%	11%	188	221	18%
Deferred policy acquisition costs	(29)	(24)	(23)	(24)	(35)	(21%)	(46%)	(92)	(106)	(15%)

Total other insurance expense	30	27	29	32	27	(10%)	(16%)	96	115	20%
Amortization of deferred policy acquisition costs	8	7	5	5	9	13%	80%	29	26	(10%)

Total benefits and expenses	95	90	93	94	95	—	1%	345	372	8%

Income before income taxes and cumulative effect of accounting change	18	23	24	24	27	50%	13%	89	98	10%
Income tax expense	—	6	7	4	6	—	50%	22	23	5%

Net income before cumulative effect of accounting change [1]	18	17	17	20	21	17%	5%	67	75	12%

Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	$18	$17	$17	$20	$21	17%	5%	$66	$75	14%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
401K
Annuity — plan/participant rollovers	$305	$577	$316	$420	$442	45%	5%	$1,333	$1,755	32%
Annuity — ongoing contributions	246	317	301	317	312	27%	(2%)	930	1,247	34%

Total 401K Annuity	551	894	617	737	754	37%	2%	2,263	3,002	33%
Mutual funds	61	62	46	54	73	20%	35%	217	235	8%

Total 401K	612	956	663	791	827	35%	5%	2,480	3,237	31%

Governmental
Annuity — plan/participant rollovers	22	61	25	58	48	118%	(17%)	200	192	(4%)
Annuity — ongoing contributions	177	243	234	263	217	23%	(17%)	913	957	5%

Total Annuity	199	304	259	321	265	33%	(17%)	1,113	1,149	3%
Mutual funds	34	14	8	41	13	(62%)	(68%)	60	76	27%

Total Governmental	233	318	267	362	278	19%	(23%)	1,173	1,225	4%

Total Retirement Plans	$845	$1,274	$930	$1,153	$1,105	31%	(4%)	$3,653	$4,462	22%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
401K
General account	$1,113	$1,171	$1,194	$1,247	$1,230	11%	(1%)
Non-guaranteed separate account	5,418	5,893	6,344	7,056	7,612	40%	8%

Total 401K	$6,531	$7,064	$7,538	$8,303	$8,842	35%	6%

GOVERNMENTAL
General account	$4,048	$4,121	$4,201	$4,284	$4,323	7%	1%
Non-guaranteed separate account	5,914	5,761	5,853	5,878	6,152	4%	5%

Total Governmental	$9,962	$9,882	$10,054	$10,162	$10,475	5%	3%

TOTAL RETIREMENT
General account	$5,161	$5,292	$5,395	$5,531	$5,553	8%	—
Non-guaranteed separate account	11,332	11,654	12,197	12,934	13,764	21%	6%

Total Retirement Plans account value	$16,493	$16,946	$17,592	$18,465	$19,317	17%	5%

BY PRODUCT

401K — Annuity	$6,531	$7,064	$7,538	$8,303	$8,842	35%	6%
Governmental — Annuity	9,962	9,882	10,054	10,162	10,475	5%	3%

Total Retirement Plans account value	16,493	16,946	17,592	18,465	19,317	17%	5%

Mutual Fund Assets
401K mutual fund assets	755	767	808	872	947	25%	9%
Governmental mutual fund assets	756	738	728	147	163	(78%)	11%

Total Mutual Fund Assets	1,511	1,505	1,536	1,019	1,110	(27%)	9%

Total Retirement Plans Assets Under Management	$18,004	$18,451	$19,128	$19,484	$20,427	13%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

			THREE MONTHS ENDED
			Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
			2004	2005	2005	2005	2005
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)		Beginning balance	$5,791	$6,531	$7,064	$7,538	$8,303
	Sales/Deposits		551	894	617	737	754
	Surrenders		(238)	(253)	(271)	(268)	(418)
	Death benefits/annuity payouts		(5)	(5)	(4)	(6)	(7)

	Net Flows		308	636	342	463	329
	Change in market value/change in reserve/interest credited		432	(103)	132	302	210

		Ending balance	$6,531	$7,064	$7,538	$8,303	$8,842

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)		Beginning balance	$9,437	$9,962	$9,882	$10,054	$10,162
	Sales/Deposits		199	304	259	321	265
	Surrenders		(233)	(250)	(234)	(570)	(185)
	Death benefits/annuity payouts		(16)	(13)	(18)	(14)	(17)

	Net Flows		(50)	41	7	(263)	63
	Change in market value/change in reserve/interest credited		575	(121)	165	371	250

		Ending balance	$9,962	$9,882	$10,054	$10,162	$10,475

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$14	$14	$13	$15	$16	14%	7%	$54	$58	7%
Cost of insurance charges	24	21	13	6	7	(71%)	17%	91	47	(48%)
Mutual fund and other fees	6	2	7	5	—	(100%)	(100%)	16	14	(13%)

Total fee income	44	37	33	26	23	(48%)	(12%)	161	119	(26%)

Direct premiums	164	82	115	126	181	10%	44%	463	504	9%

Total premiums and other considerations	208	119	148	152	204	(2%)	34%	624	623	—

Net investment income
Net investment income on G/A assets	169	176	187	203	215	27%	6%	640	781	22%
Net investment income on assigned capital	5	5	5	5	5	—	—	19	20	5%
Charge for invested capital	1	—	1	(1)	1	—	NM	5	1	(80%)

Total net investment income	175	181	193	207	221	26%	7%	664	802	21%
Net realized capital gains (losses)	1	(1)	(1)	(1)	(2)	NM	(100%)	3	(5)	NM

Total revenues	384	299	340	358	423	10%	18%	1,291	1,420	10%

Benefits and Expenses
Benefits and claims
Death benefits	23	23	13	5	11	(52%)	120%	92	52	(43%)
Other contract benefits	69	73	71	75	73	6%	(3%)	279	292	5%
Change in reserve	162	75	112	121	177	9%	46%	445	485	9%
Interest credited on G/A assets	81	83	91	99	110	36%	11%	300	383	28%

Total benefits and claims	335	254	287	300	371	11%	24%	1,116	1,212	9%

Other insurance expenses
Commissions & wholesaling expenses	11	8	10	12	10	(9%)	(17%)	32	40	25%
Operating expenses	15	14	14	16	18	20%	13%	57	62	9%
Premium taxes and other expenses	5	2	5	4	(1)	NM	NM	15	10	(33%)

Subtotal — expenses before deferral	31	24	29	32	27	(13%)	(16%)	104	112	8%
Deferred policy acquisition costs	(14)	(14)	(12)	(17)	(13)	7%	24%	(49)	(56)	(14%)

Total other insurance expense	17	10	17	15	14	(18%)	(7%)	55	56	2%
Amortization of deferred policy acquisition costs	7	6	8	9	9	29%	—	26	32	23%

Total benefits and expenses	359	270	312	324	394	10%	22%	1,197	1,300	9%

Income before income tax expense	25	29	28	34	29	16%	(15%)	94	120	28%
Income tax expense	7	8	7	10	7	—	(30%)	26	32	23%

Net income [1]	$18	$21	$21	$24	$22	22%	(8%)	$68	$88	29%

[1] Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Institutional
Structured settlements	$172	$138	$163	$187	$159	(8%)	(15%)	$711	$647	(9%)
Institutional annuities	78	16	6	9	147	88%	NM	118	178	51%
GIC/Funding agreements/registered notes	613	907	338	1,099	311	(49%)	(72%)	1,496	2,655	77%
Other	6	—	204	7	302	NM	NM	330	513	55%

Subtotal	869	1,061	711	1,302	919	6%	(29%)	2,655	3,993	50%
Mutual funds	62	190	307	134	172	177%	28%	278	803	189%

Total Institutional	931	1,251	1,018	1,436	1,091	17%	(24%)	2,933	4,796	64%

Private Placement Life Insurance
Corporate owned	257	65	169	241	22	(91%)	(91%)	681	497	(27%)
High net worth	8	44	11	4	9	13%	125%	77	68	(12%)

Total Private Placement Life Insurance	265	109	180	245	31	(88%)	(87%)	758	565	(25%)

Total Institutional Solutions Group	$1,196	$1,360	$1,198	$1,681	$1,122	(6%)	(33%)	$3,691	$5,361	45%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2004	2005	2005	2005	2005	Change	Change
INSTITUTIONAL
General account	$11,337	$12,319	$12,590	$13,680	$14,034	24%	3%
Guaranteed separate account	355	353	373	358	417	17%	16%
Non-guaranteed separate account	2,907	2,825	3,113	3,136	3,466	19%	11%

Total Institutional	$14,599	$15,497	$16,076	$17,174	$17,917	23%	4%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$14	$10	$10	$10	$7	(50%)	(30%)
Non-guaranteed separate account	22,484	22,631	23,047	23,528	23,829	6%	1%

Total Private Placement Life Insurance	$22,498	$22,641	$23,057	$23,538	$23,836	6%	1%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$11,351	$12,329	$12,600	$13,690	$14,041	24%	3%
Guaranteed separate account	355	353	373	358	417	17%	16%
Non-guaranteed separate account	25,391	25,456	26,160	26,664	27,295	7%	2%

Total Institutional Solutions Group account value	$37,097	$38,138	$39,133	$40,712	$41,753	13%	3%

BY PRODUCT

Institutional
Structured settlements	$4,006	$4,145	$4,307	$4,492	$4,652	16%	4%
Institutional annuities	2,492	2,488	2,504	2,491	2,637	6%	6%
GIC/Funding agreements/registered notes	5,297	6,139	6,254	7,163	7,275	37%	2%
Other	2,804	2,725	3,011	3,028	3,353	20%	11%

Total Institutional	14,599	15,497	16,076	17,174	17,917	23%	4%

Private Placement Life Insurance	22,498	22,641	23,057	23,538	23,836	6%	1%

Total Institutional Solutions Group account value	37,097	38,138	39,133	40,712	41,753	13%	3%

Institutional Mutual Fund Assets	676	815	1,146	1,324	1,528	126%	15%

Total Institutional Solutions Group Assets Under Management	$37,773	$38,953	$40,279	$42,036	$43,281	15%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2005	2005	2005	2005
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$14,011	$14,599	$15,497	$16,076	$17,174
	Sales/Deposits	869	1,061	711	1,302	919
	Surrenders	(537)	(155)	(323)	(296)	(316)
	Death benefits/annuity payouts	(103)	(114)	(118)	(119)	(118)

	Net Flows	229	792	270	887	485
	Change in market value/change in reserve/interest credited	359	106	309	211	258

	Ending balance	$14,599	$15,497	$16,076	$17,174	$17,917

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$21,889	$22,498	$22,641	$23,057	$23,538
	Sales/Deposits	265	109	180	245	31
	Surrenders	(26)	(48)	(2)	(16)	(4)
	Death benefits/annuity payouts	(15)	(10)	(9)	(17)	(16)

	Net Flows	224	51	169	212	11
	Change in market value/change in reserve/interest credited	410	144	301	311	286
	Other [2]	(25)	(52)	(54)	(42)	1

	Ending balance	$22,498	$22,641	$23,057	$23,538	$23,836

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable life fees	$15	$14	$15	$15	$15	—	—	$53	$59	11%
Cost of insurance charges	113	114	116	118	120	6%	2%	446	468	5%
Other fees	82	67	60	74	74	(10%)	—	268	275	3%

Total fee income	210	195	191	207	209	—	1%	767	802	5%

Direct premiums	20	19	19	21	21	5%	—	71	80	13%
Reinsurance premiums	(25)	(27)	(26)	(29)	(31)	(24%)	(7%)	(92)	(113)	(23%)

Net premiums	(5)	(8)	(7)	(8)	(10)	(100%)	(25%)	(21)	(33)	(57%)

Total premiums and other considerations	205	187	184	199	199	(3%)	—	746	769	3%

Net investment income
Net investment income on G/A assets	82	80	81	83	84	2%	1%	329	328	—
Net investment income on assigned capital	3	3	3	3	4	33%	33%	13	13	—
Charge for invested capital	(10)	(9)	(9)	(9)	(9)	10%	—	(39)	(36)	8%

Total net investment income	75	74	75	77	79	5%	3%	303	305	1%
Net realized capital gains	1	1	—	2	2	100%	—	7	5	(29%)

Total revenues	281	262	259	278	280	—	1%	1,056	1,079	2%

Benefits and Expenses
Benefits and claims
Death benefits	57	66	63	54	58	2%	7%	245	241	(2%)
Other contract benefits	6	4	6	5	6	—	20%	22	21	(5%)
Change in reserve	—	(5)	(4)	(4)	(5)	—	(25%)	(3)	(18)	NM
Interest credited on G/A assets	57	55	55	57	58	2%	2%	216	225	4%

Total benefits and claims	120	120	120	112	117	(3%)	4%	480	469	(2%)

Other insurance expenses
Commissions & wholesaling expenses	63	52	47	58	65	3%	12%	200	222	11%
Operating expenses	62	52	56	57	64	3%	12%	212	229	8%
Dividends to policyholders	—	1	—	1	1	—	—	2	3	50%
Premium taxes and other expenses	8	9	10	8	8	—	—	33	35	6%

Subtotal — expenses before deferral	133	114	113	124	138	4%	11%	447	489	9%
Deferred policy acquisition costs	(89)	(74)	(71)	(81)	(96)	(8%)	(19%)	(283)	(322)	(14%)

Total other insurance expense	44	40	42	43	42	(5%)	(2%)	164	167	2%
Amortization of deferred policy acquisition costs and present value of future profits	59	45	40	59	61	3%	3%	185	205	11%

Total benefits and expenses	223	205	202	214	220	(1%)	3%	829	841	1%

Income before income taxes and cumulative effect of accounting change	58	57	57	64	60	3%	(6%)	227	238	5%
Income tax expense	18	18	18	19	17	(6%)	(11%)	71	72	1%

Net income before cumulative effect of accounting change [1]	40	39	39	45	43	8%	(4%)	156	166	6%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	$40	$39	$39	$45	$43	8%	(4%)	$155	$166	7%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$36	$23	$31	$30	$36	—	20%	$106	$120	13%
Independent broker-dealer/WFS	20	11	13	16	25	25%	56%	67	65	(3%)
Life professional/other	23	12	13	16	24	4%	50%	60	65	8%

Total sales by distribution	$79	$46	$57	$62	$85	8%	37%	$233	$250	7%

SALES BY PRODUCT
Variable life	$37	$21	$29	$28	$35	(5%)	25%	$116	$113	(3%)
Universal life/whole life	38	22	24	30	46	21%	53%	102	122	20%
Term life/other	4	3	4	4	4	—	—	15	15	—

Total sales by product	$79	$46	$57	$62	$85	8%	37%	$233	$250	7%

ACCOUNT VALUE
General account	$4,538	$4,591	$4,635	$4,758	$4,868	7%	2%
Separate account	4,949	4,838	5,006	5,257	5,446	10%	4%

Total account value	$9,487	$9,429	$9,641	$10,015	$10,314	9%	3%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,356	$5,249	$5,433	$5,700	$5,902	10%	4%
Universal life/interest sensitive whole life	3,402	3,452	3,485	3,599	3,696	9%	3%
Modified guaranteed life	636	631	626	617	611	(4%)	(1%)
Other	93	97	97	99	105	13%	6%

Total account value by product	$9,487	$9,429	$9,641	$10,015	$10,314	9%	3%

LIFE INSURANCE IN FORCE
Variable life	$69,089	$69,442	$69,979	$70,569	$71,365	3%	1%
Universal life/interest sensitive whole life	39,109	39,349	39,777	40,694	41,714	7%	3%
Term life	30,577	31,837	33,285	34,915	36,627	20%	5%
Modified guaranteed life	827	815	805	787	776	(6%)	(1%)
Other	287	296	305	313	319	11%	2%

Total life insurance in force	$139,889	$141,739	$144,151	$147,278	$150,801	8%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2005	2005	2005	2005
VARIABLE LIFE	Beginning balance	$4,860	$5,356	$5,249	$5,433	$5,700

	First year & single premiums	107	67	72	69	76
	Renewal premiums	151	138	142	145	146

	Premiums and deposits	258	205	214	214	222
	Surrenders	(76)	(78)	(66)	(73)	(84)
	Death benefits/policy fees	(131)	(111)	(123)	(129)	(129)

	Net Flows	51	16	25	12	9
	Change in market value/interest credited	445	(123)	159	255	193

	Ending balance	$5,356	$5,249	$5,433	$5,700	$5,902

OTHER [1]	Beginning balance	$4,083	$4,131	$4,180	$4,208	$4,315

	First year & single premiums	65	61	63	92	112
	Renewal premiums	105	91	90	98	108

	Premiums and deposits	170	152	153	190	220
	Acquisitions [2]	—	—	—	45	—
	Surrenders	(59)	(49)	(54)	(58)	(47)
	Death benefits/policy fees	(116)	(102)	(119)	(124)	(130)

	Net Flows	(5)	1	(20)	53	43
	Change in market value/interest credited	53	48	48	54	54

	Ending balance	$4,131	$4,180	$4,208	$4,315	$4,412

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,943	$9,487	$9,429	$9,641	$10,015

	First year & single premiums	172	128	135	161	188
	Renewal premiums	256	229	232	243	254

	Premiums and deposits	428	357	367	404	442
	Acquisitions	—	—	—	45	—
	Surrenders	(135)	(127)	(120)	(131)	(131)
	Death benefits/policy fees	(247)	(213)	(242)	(253)	(259)

	Net Flows	46	17	5	65	52
	Change in market value/interest credited	498	(75)	207	309	247

	Ending balance	$9,487	$9,429	$9,641	$10,015	$10,314

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	Acquired block account value is 100% coinsured.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
ASO fees	$9	$11	$7	$9	$9	—	—	$35	$36	3%
Other fees	—	—	1	—	(1)	—	—	2	—	(100%)

Total fee income	9	11	8	9	8	(11%)	(11%)	37	36	(3%)

Direct premiums	745	824	848	853	888	19%	4%	2,937	3,413	16%
Reinsurance premiums	163	113	92	88	68	(58%)	(23%)	678	361	(47%)

Net premiums	908	937	940	941	956	5%	2%	3,615	3,774	4%

Total premiums and other considerations	917	948	948	950	964	5%	1%	3,652	3,810	4%

Net investment income
Net investment income on G/A assets	85	86	87	87	88	4%	1%	322	348	8%
Net investment income on assigned capital	13	12	13	12	13	—	8%	51	50	(2%)

Total net investment income	98	98	100	99	101	3%	2%	373	398	7%
Net realized capital gains (losses)	—	—	—	—	1	—	—	2	1	(50%)

Total revenues	1,015	1,046	1,048	1,049	1,066	5%	2%	4,027	4,209	5%

Benefits and Expenses
Benefits and claims
Death benefits	211	239	238	227	194	(8%)	(15%)	919	898	(2%)
Other contract benefits	397	414	416	423	427	8%	1%	1,574	1,680	7%
Change in reserve	50	69	42	38	67	34%	76%	210	216	3%

Total benefits and claims	658	722	696	688	688	5%	—	2,703	2,794	3%

Other insurance expenses
Commissions & wholesaling expenses	132	119	122	128	131	(1%)	2%	501	500	—
Operating expenses	129	114	129	129	136	5%	5%	463	508	10%
Premium taxes and other expenses	17	16	18	15	21	24%	40%	69	70	1%

Subtotal — expenses before deferral	278	249	269	272	288	4%	6%	1,033	1,078	4%
Deferred policy acquisition costs	(15)	(12)	(12)	(14)	(18)	(20%)	(29%)	(44)	(56)	(27%)

Total other insurance expense	263	237	257	258	270	3%	5%	989	1,022	3%
Amortization of deferred policy acquisition costs	5	7	7	8	9	80%	13%	23	31	35%

Total benefits and expenses	926	966	960	954	967	4%	1%	3,715	3,847	4%

Income before income tax expense	89	80	88	95	99	11%	4%	312	362	16%
Income tax expense [1]	24	21	24	27	18	(25%)	(33%)	83	90	8%

Net income [2]	$65	$59	$64	$68	$81	25%	19%	$229	$272	19%

[1]	The three months ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
		2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$393	$413	$428	$418	$427	9%	2%	$1,562	$1,686	8%
	Group life	417	396	406	419	422	1%	1%	1,655	1,643	(1%)
	Other	95	103	106	103	106	12%	3%	394	418	6%

	Total fully insured — ongoing premiums	905	912	940	940	955	6%	2%	3,611	3,747	4%

	Total buyouts [1]	3	25	—	1	1	(67%)	—	4	27	NM

	Total premiums	908	937	940	941	956	5%	2%	3,615	3,774	4%
	Group disability — premium equivalents [2]	65	63	73	69	70	8%	1%	270	275	2%

	Total premiums and premium equivalents	$973	$1,000	$1,013	$1,010	$1,026	5%	2%	$3,885	$4,049	4%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$24	$198	$42	$54	$58	142%	7%	$237	$352	49%
	Group life [4]	40	132	46	85	65	63%	(24%)	301	328	9%
	Other	16	46	22	18	13	(19%)	(28%)	94	99	5%

	Total fully insured — ongoing sales	80	376	110	157	136	70%	(13%)	632	779	23%

	Total buyouts [1]	3	26	—	1	1	(67%)	—	6	28	NM

	Total sales	83	402	110	158	137	65%	(13%)	638	807	26%
	Group disability premium equivalents [2]	7	47	14	8	7	—	(13%)	85	76	(11%)

	Total sales and premium equivalents	$90	$449	$124	$166	$144	60%	(13%)	$723	$883	22%

RATIOS [3]	Loss Ratio	71.7%	75.5%	73.4%	72.4%	71.3%	—	(1%)	74.0%	73.1%	(1%)
	Expense Ratio	29.3%	26.4%	27.8%	28.0%	29.0%	(1%)	4%	27.7%	27.8%	—

GAAP RESERVES [5]	Group disability	$4,163	$4,237	$4,290	$4,349	$4,368	5%	—
	Group life	1,240	1,247	1,245	1,243	1,272	3%	2%
	Other	179	170	170	159	167	(7%)	5%

	Total GAAP reserves	$5,582	$5,654	$5,705	$5,751	$5,807	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	During the three months ended March 31,2005 the Company acquired fully insured ongoing premiums of $22 from a third party for $23 in cash.

[5]	Reserve balances are net of reinsurance recoverables of $311, $318, $306, $250 and $228 as of 4Q 2004, 1Q 2005, 2Q 2005, 3Q 2005, and 4Q 2005 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED				Year	Sequential		YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
CORE EARNINGS
Japan operations	$9	$17	$26	$33	$44	NM	33%	$40	$120	NM
Other international operations [1]	(3)	(3)	(5)	(5)	(11)	NM	(120%)	3	(24)	NM

Core earnings	6	14	21	28	33	NM	18%	43	96	123%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(4)	—	100%

Net income	$6	$14	$21	$28	$33	NM	18%	$39	$96	146%

JAPAN SALES — Dollars
Individual Annuity
Variable	$1,943	$3,072	$2,494	$2,809	$2,367	22%	(16%)	$7,264	$10,742	48%
Fixed MVA	512	688	222	158	122	(76%)	(23%)	521	1,190	128%

Total sales by product	$2,455	$3,760	$2,716	$2,967	$2,489	1%	(16%)	$7,785	$11,932	53%

JAPAN SALES — Yen
Individual Annuity
Variable	¥203,251	¥321,911	¥267,333	¥312,311	¥278,077	37%	(11%)	¥782,187	¥1,179,632	51%
Fixed MVA	53,299	72,017	23,795	17,619	14,316	(73%)	(19%)	54,304	127,747	135%

Total sales by product	¥256,550	¥393,928	¥291,128	¥329,930	¥292,393	14%	(11%)	¥836,491	¥1,307,379	56%

NET FLOWS — Dollars
Individual Annuity
Variable	$1,844	$2,892	$2,365	$2,558	$1,938	5%	(24%)	$6,754	$9,753	44%
Fixed MVA	486	651	203	146	104	(79%)	(29%)	495	1,104	123%

Total net flows by product	$2,330	$3,543	$2,568	$2,704	$2,042	(12%)	(24%)	$7,249	$10,857	50%

NET FLOWS — Yen
Individual Annuity
Variable	¥192,866	¥302,976	¥253,416	¥284,656	¥227,625	18%	(20%)	¥727,302	¥1,068,673	47%
Fixed MVA	50,601	68,072	21,811	16,198	12,927	(74%)	(20%)	51,555	119,008	131%

Total net flows by product	¥243,467	¥371,048	¥275,227	¥300,854	¥240,552	(1%)	(20%)	¥778,857	¥1,187,681	52%

JAPAN AUM — Dollars
Individual Annuity
Variable	$14,129	$16,495	$18,440	$21,892	$24,641	74%	13%
Fixed MVA	502	1,120	1,286	1,407	1,463	191%	4%

Total AUM by product	$14,631	$17,615	$19,726	$23,299	$26,104	78%	12%

JAPAN AUM — Yen
Individual Annuity
Variable	¥1,450,025	¥1,767,250	¥2,042,998	¥2,481,209	¥2,908,416	101%	17%
Fixed MVA	51,503	120,011	142,472	159,391	172,596	NM	8%

Total AUM by product	¥1,501,528	¥1,887,261	¥2,185,470	¥2,640,600	¥3,081,012	105%	17%

[1]	The three months ended December 31, 2005 includes an $8, after tax, charge to establish a valuation allowance for deferred tax balances.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER, 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$73	$86	$102	$118	$134	84%	14%	$219	$440	101%
Other Fees	3	11	1	12	19	NM	58%	21	43	105%

Total fee income	76	97	103	130	153	101%	18%	240	483	101%

Net investment income
Net investment income on G/A assets	—	9	16	16	20	—	25%	—	61	—

Total net investment income	—	9	16	16	20	—	25%	—	61	-
Net realized capital losses	(1)	(5)	(10)	(8)	(11)	NM	(38%)	(1)	(34)	NM

Total revenues	75	101	109	138	162	116%	17%	239	510	113%

Benefits and Expenses
Benefits and claims
Death and other benefits	7	10	4	9	4	(43%)	(56%)	21	27	29%
Change in reserve	—	—	—	—	—	—	—	—	—	—
Interest credited on G/A assets	(1)	3	4	3	4	NM	33%	(1)	14	NM

Total benefits and claims	6	13	8	12	8	33%	(33%)	20	41	105%

Other insurance expenses
Commissions & wholesaling expenses	133	204	156	173	162	22%	(6%)	453	695	53%
Operating expenses	35	31	32	33	43	23%	30%	96	139	45%
Premium taxes and other expenses	9	14	10	12	10	11%	(17%)	29	46	59%

Subtotal — expenses before deferral	177	249	198	218	215	21%	(1%)	578	880	52%
Deferred policy acquisition costs	(148)	(220)	(169)	(185)	(158)	(7%)	15%	(495)	(732)	(48%)

Total other insurance expense	29	29	29	33	57	97%	73%	83	148	78%
Amortization of deferred policy acquisition costs [1]	29	32	30	43	28	(3%)	(35%)	77	133	73%

Total benefits and expenses	64	74	67	88	93	45%	6%	180	322	79%

Income before income taxes and cumulative effect of accounting change	11	27	42	50	69	NM	38%	59	188	NM
Income tax expense	2	10	16	17	25	NM	47%	19	68	NM

Net income before cumulative effect of accounting change [2]	9	17	26	33	44	NM	33%	40	120	NM
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(4)	—	100%

Net income	$9	$17	$26	$33	$44	NM	33%	$36	$120	NM

[1]	Included in the three months ended December 31, 2005 is a $15 pretax adjustment to DAC amortization

[2]	Net income before cumulative effect of accounting change is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2005	2005	2005	2005
VARIABLE ANNUITIES	Beginning balance	$11,118	$14,129	$16,495	$18,440	$21,892
	Sales/premiums/other deposits	1,943	3,072	2,494	2,809	2,367
	Surrenders	(55)	(125)	(78)	(200)	(367)
	Death benefits/annuitizations/other	(44)	(55)	(51)	(51)	(62)

	Net Flows	1,844	2,892	2,365	2,558	1,938
	Change in market value/currency/change in reserve/interest credited	334	136	201	1,380	1,690
	Effect of currency translation	833	(662)	(621)	(486)	(879)

	Ending balance	$14,129	$16,495	$18,440	$21,892	$24,641

FIXED MVA AND OTHER	Beginning balance	$9	$502	$1,120	$1,286	$1,407

	Sales/premiums/other deposits	512	688	222	158	122
	Surrenders	—	(3)	(6)	(2)	(5)
	Death benefits/annuitizations/other	(26)	(34)	(13)	(10)	(13)

	Net Flows	486	651	203	146	104
	Change in market value/currency/change in reserve/interest credited	1	2	4	4	9
	Effect of currency translation	6	(35)	(41)	(29)	(57)

	Ending balance	$502	$1,120	$1,286	$1,407	$1,463

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$11,127	$14,631	$17,615	$19,726	$23,299

	Sales/premiums/other deposits	2,455	3,760	2,716	2,967	2,489
	Surrenders	(55)	(128)	(84)	(202)	(372)
	Death benefits/annuitizations/other	(70)	(89)	(64)	(61)	(75)

	Net Flows	2,330	3,543	2,568	2,704	2,042
	Change in market value/change in reserve/interest credited	335	138	205	1,384	1,699
	Effect of currency translation	839	(697)	(662)	(515)	(936)

	Ending balance	$14,631	$17,615	$19,726	$23,299	$26,104

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,422	$2,581	$2,722	$2,618	$2,566	6%	(2%)	$9,962	$10,487	5%
Earned premiums [1]	2,481	2,507	2,578	2,517	2,554	3%	1%	9,494	10,156	7%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	63	118	141	125	12	(81%)	(90%)	360	396	10%
Personal Lines	94	127	188	71	74	(21%)	4%	138	460	NM
Specialty Commercial	86	40	5	(143)	(67)	NM	53%	(53)	(165)	NM

Ongoing Operations underwriting results [2]	243	285	334	53	19	(92%)	(64%)	445	691	55%
Other Operations [3]	(59)	(28)	(110)	(53)	(35)	41%	34%	(448)	(226)	50%

Total Property & Casualty underwriting results	$184	$257	$224	$—	$(16)	NM	NM	$(3)	$465	NM

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	63.9	63.1	64.2	69.6	67.7	(3.8)	1.9	69.2	66.1	3.1
Prior year [1] [2] [4]	1.4	0.2	(2.9)	1.7	2.4	(1.0)	(0.7)	0.1	0.4	(0.3)

Total loss and loss adjustment expenses	65.4	63.3	61.3	71.3	70.2	(4.8)	1.1	69.3	66.5	2.8

Expenses	24.8	25.1	25.6	26.7	28.7	(3.9)	(2.0)	25.9	26.5	(0.6)
Policyholder dividends	—	0.2	0.2	—	0.3	(0.3)	(0.3)	0.1	0.1	—

Combined ratio	90.2	88.6	87.0	97.9	99.2	(9.0)	(1.3)	95.3	93.2	2.1

Catastrophe ratio [4] [5]	1.2	1.9	1.7	6.2	4.7	(3.5)	1.5	2.2	3.6	(1.4)

Combined ratio before catastrophes	89.0	86.8	85.3	91.7	94.6	(5.6)	(2.9)	93.1	89.6	3.5

Combined ratio before catastrophes and prior year development	87.6	87.1	88.5	89.8	92.1	(4.5)	(2.3)	89.7	89.4	0.3

Total Property & Casualty Income and ROE
Net income	$342	$417	$369	$233	$217	(37%)	(7%)	$910	$1,236	36%
Core earnings [6]	331	386	369	232	220	(34%)	(5%)	829	1,207	46%
Impact of tax related items	—	—	—	—	—	—	—	26	—	(100%)
Core earnings before tax related items	$331	$386	$369	$232	$220	(34%)	(5%)	$803	$1,207	50%

Core earnings ROE (last 12 months income-equity x-AOCI)	14.2%	14.7%	17.2%	20.6%	18.1%	3.9	(2.5)
Core earnings ROE (last 12 months income-equity x-AOCI) before tax related items	13.7%	14.3%	16.7%	20.6%	18.1%	4.4	(2.5)

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2004	2005	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions) [7]	$6.4	$7.1	$0.7
Hartford Fire premium to adjusted surplus ratio	1.5	1.5	—

[1]	Earned premiums for the year ended December 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $17 in the third quarter of 2004, $60 in the third quarter of 2005, and $13 in the fourth quarter of 2005.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the year ended December 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Ongoing Operations prior year loss and loss adjustment expenses for the three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	During the year ended December 31, 2004, the Company reduced the net reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment by $181. Additionally, the year ended December 31, 2004 included a net reserve release of $97 related to September 11, an increase of $170 for assumed casualty reinsurance reserves, and environmental reserve strengthening of $75. The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the year ended December 31, 2004, the net reserve release related to September 11.

[5]	Catastrophe losses for the year ended December 31, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[6]	Core earnings for Property & Casualty before the impact of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year development is $1,157 for the year ended December 31, 2004.

[7]	Estimated statutory surplus as of December 31, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,422	$2,581	$2,722	$2,618	$2,566	6%	(2%)	$9,962	$10,487	5%
Change in reserve	(59)	74	144	101	12	NM	(88%)	468	331	(29%)

Earned premiums [1]	2,481	2,507	2,578	2,517	2,554	3%	1%	9,494	10,156	7%

Loss and loss adjustment expenses
Current year	1,590	1,580	1,655	1,749	1,731	9%	(1%)	6,590	6,715	2%
Prior year [2]	100	34	33	94	87	(13%)	(7%)	414	248	(40%)

Total loss and loss adjustment expenses [3]	1,690	1,614	1,688	1,843	1,818	8%	(1%)	7,004	6,963	(1%)

Underwriting expenses	608	632	662	675	744	22%	10%	2,481	2,713	9%
Dividends to policyholders	(1)	4	4	(1)	8	NM	NM	12	15	25%

Underwriting results	184	257	224	—	(16)	NM	NM	(3)	465	NM

Net servicing income	2	13	15	12	9	NM	(25%)	42	49	17%
Net investment income	333	337	328	349	351	5%	1%	1,248	1,365	9%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	1	—	—	—	—	(100%)	—	9	—	(100%)
Other expenses	(54)	(60)	(39)	(53)	(51)	6%	4%	(235)	(203)	14%
Income tax expense	(135)	(161)	(159)	(76)	(73)	46%	4%	(258)	(469)	(82%)

Core earnings before tax related items	331	386	369	232	220	(34%)	(5%)	803	1,207	50%

Tax related items [4]	—	—	—	—	—	—	—	26	—	(100%)

Core earnings	331	386	369	232	220	(34%)	(5%)	829	1,207	46%

Add: Net realized capital gains (losses), after-tax	11	31	—	1	(3)	NM	NM	81	29	(64%)

Net income	$342	$417	$369	$233	$217	(37%)	(7%)	$910	$1,236	36%

Total Property & Casualty effective tax rate — net income	29.0%	29.9%	30.0%	25.0%	24.4%	(4.6)	(0.6)	23.2%	28.2%	5.0
Total Property & Casualty effective tax rate — core earnings	28.8%	29.5%	30.0%	24.9%	24.7%	(4.1)	(0.2)	21.8%	28.0%	6.2

[1]	Earned premiums for the year ended December 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $17 in the third quarter of 2004, $60 in the third quarter of 2005, and $13 in the fourth quarter of 2005.

[2]	The year ended December 31, 2004 included a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims, an increase in reserves of $170 for assumed casualty reinsurance, a reduction in net reinsurance recoverables of $181 and environmental reserve strengthening of $75. The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims and assumed reinsurance reserve strengthening of $73.

[3]	The year ended December 31, 2004 included catastrophe losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

[4]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,421	$2,579	$2,722	$2,616	$2,566	6%	(2%)	$9,972	$10,483	5%
Change in reserve	(58)	75	143	101	12	NM	(88%)	502	331	(34%)

Earned premiums [1]	2,479	2,504	2,579	2,515	2,554	3%	2%	9,470	10,152	7%

Loss and loss adjustment expenses
Current year	1,587	1,580	1,655	1,749	1,731	9%	(1%)	6,554	6,715	2%
Prior year [2]	35	6	(74)	43	61	74%	42%	5	36	NM

Total loss and loss adjustment expenses [3]	1,622	1,586	1,581	1,792	1,792	10%	—	6,559	6,751	3%

Underwriting expenses	615	629	660	671	735	20%	10%	2,454	2,695	10%
Dividends to policyholders	(1)	4	4	(1)	8	NM	NM	12	15	25%

Underwriting results	243	285	334	53	19	(92%)	(64%)	445	691	55%

Net servicing income	2	13	15	12	9	NM	(25%)	42	49	17%
Net investment income	253	260	258	279	285	13%	2%	903	1,082	20%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	1	—	—	—	—	(100%)	—	9	—	(100%)
Other expenses	(36)	(59)	(37)	(50)	(56)	(56%)	(12%)	(198)	(202)	(2%)
Income tax expense	(139)	(149)	(178)	(77)	(63)	55%	18%	(330)	(467)	(42%)

Core earnings, before tax related items	324	350	392	217	194	(40%)	(11%)	871	1,153	32%

Tax related items [4]	—	—	—	—	—	—	—	26	—	(100%)

Core earnings	324	350	392	217	194	(40%)	(11%)	897	1,153	29%

Add: Net realized capital gains (losses), after-tax	12	18	(4)	1	(3)	NM	NM	58	12	(79%)

Net income	336	$368	$388	$218	$191	(43%)	(12%)	$955	$1,165	22%

Ongoing Operations effective tax rate — net income	30.0%	30.2%	31.1%	26.1%	24.7%	(5.3)	(1.4)	25.9%	28.9%	3.0
Ongoing Operations effective tax rate — core earnings	29.8%	30.0%	31.1%	26.0%	24.9%	(4.9)	(1.1)	25.2%	28.8%	3.6

[1]	Earned premiums for the year ended December 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $17 in the third quarter of 2004, $60 in the third quarter of 2005, and $13 in the fourth quarter of 2005.

[2]	The year ended December 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The year ended December 31, 2004 included catastrophe losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

[4]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,293	$901	$372	$2,566
Change in reserve	49	(16)	(21)	12

Earned premiums [1]	1,244	917	393	2,554

Loss and loss adjustment expenses
Current year	810	586	335	1,731
Prior year	36	15	10	61

Total loss and loss adjustment expenses [2]	846	601	345	1,792

Underwriting expenses	380	242	113	735
Dividends to policyholders	6	—	2	8

Underwriting results	$12	$74	$(67)	$19

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	65.1	64.0	84.6	67.7
Prior year [3]	2.9	1.6	2.7	2.4

Total loss and loss adjustment expenses	68.1	65.7	87.3	70.2

Expenses	30.5	26.2	29.1	28.7
Policyholder dividends	0.5	—	0.7	0.3

Combined ratio	99.0	91.9	117.0	99.2

Catastrophe ratio [2] [3]	4.1	0.9	15.1	4.7

Combined ratio before catastrophes	94.9	91.0	101.9	94.6

Combined ratio before catastrophes and prior year development [3]	91.9	89.4	99.2	92.1

[1]	Earned premiums are net of catastrophe treaty reinstatement premium of $13 related to hurricanes.

[2]	Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[3]	Included in the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$5,001	$3,676	$1,806	$10,483
Change in reserve	216	66	49	331

Earned premiums [1]	4,785	3,610	1,757	10,152

Loss and loss adjustment expenses
Current year	2,949	2,389	1,377	6,715
Prior year [2]	22	(95)	109	36

Total loss and loss adjustment expenses [3]	2,971	2,294	1,486	6,751

Underwriting expenses	1,411	856	428	2,695
Dividends to policyholders	7	—	8	15

Underwriting results	$396	$460	$(165)	$691

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	61.6	66.2	78.4	66.1
Prior year [2] [4]	0.5	(2.6)	6.2	0.4

Total loss and loss adjustment expenses	62.1	63.6	84.6	66.5

Expenses	29.5	23.7	24.3	26.5
Policyholder dividends	0.1	—	0.5	0.1

Combined ratio	91.7	87.3	109.4	93.2

Catastrophe ratio [3] [4]	2.0	2.9	9.5	3.6

Combined ratio before catastrophes	89.7	84.4	99.9	89.6

Combined ratio before catastrophes and prior year development [4]	89.4	87.2	93.8	89.4

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter and $13 in the fourth quarter. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[2]	Included a net reserve release of $95 in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims recorded in the second quarter. Included workers compensation reserve strengthening of $70 in Specialty Commercial recorded in the third quarter.

[3]	Included catastrophe losses from Hurricane Katrina and Hurricane Rita in the third quarter and from Hurricane Wilma in the fourth quarter.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$2,421	$2,579	$2,722	$2,616	$2,566	6%	(2%)	$9,972	$10,483	5%
Change in reserve	(58)	75	143	101	12	NM	(88%)	502	331	(34%)

Earned premiums [1] [2]	2,479	2,504	2,579	2,515	2,554	3%	2%	9,470	10,152	7%

Loss and loss adjustment expenses
Current year	1,587	1,580	1,655	1,749	1,731	9%	(1%)	6,554	6,715	2%
Prior year [3]	35	6	(74)	43	61	74%	42%	5	36	NM

Total loss and loss adjustment expenses [4]	1,622	1,586	1,581	1,792	1,792	10%	—	6,559	6,751	3%

Underwriting expenses	615	629	660	671	735	20%	10%	2,454	2,695	10%
Dividends to policyholders	(1)	4	4	(1)	8	NM	NM	12	15	25%

Underwriting results	$243	$285	$334	$53	$19	(92%)	(64%)	$445	$691	55%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	63.9	63.1	64.2	69.6	67.7	(3.8)	1.9	69.2	66.1	3.1
Prior year [3] [5]	1.4	0.2	(2.9)	1.7	2.4	(1.0)	(0.7)	0.1	0.4	(0.3)

Total loss and loss adjustment expenses	65.4	63.3	61.3	71.3	70.2	(4.8)	1.1	69.3	66.5	2.8

Expenses	24.8	25.1	25.6	26.7	28.7	(3.9)	(2.0)	25.9	26.5	(0.6)
Policyholder dividends	—	0.2	0.2	—	0.3	(0.3)	(0.3)	0.1	0.1	—

Combined ratio	90.2	88.6	87.0	97.9	99.2	(9.0)	(1.3)	95.3	93.2	2.1

Catastrophe ratio [4] [5]	1.2	1.9	1.7	6.2	4.7	(3.5)	1.5	2.2	3.6	(1.4)

Combined ratio before catastrophes	89.0	86.8	85.3	91.7	94.6	(5.6)	(2.9)	93.1	89.6	3.5

Combined ratio before catastrophes and prior year development [2] [4]	87.6	87.1	88.5	89.8	92.1	(4.5)	(2.3)	89.7	89.4	0.3

[1]	Ongoing Operations earned premiums for the year ended December 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The year ended December 31, 2004 also included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Other prior year loss development for the year ended December 31, 2004 included an increase in reserves of $113. The following table shows underwriting ratios for the year ended December 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	68.5
Prior year	—

Total loss and loss adjustment expenses	68.5
Expenses	25.7
Policyholder dividends	0.1

Combined ratio	94.3

Catastrophe ratio	5.5

Combined ratio before catastrophes	88.9
Combined ratio before catastrophes and prior year development	88.9

[2]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $17 in the third quarter of 2004, $60 in the third quarter of 2005, and $13 in the fourth quarter of 2005.

[3]	The year ended December 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. The three months ended June 30, 2005 included a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[4]	Catastrophe losses for the year ended December 31, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the year ended December 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	YEAR ENDED DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change

UNDERWRITING RESULTS
Written premiums	$1,157	$1,238	$1,247	$1,223	$1,293	12%	6%	$4,575	$5,001	9%
Change in reserve	32	88	50	29	49	53%	69%	276	216	(22%)

Earned premiums [1] [2]	1,125	1,150	1,197	1,194	1,244	11%	4%	4,299	4,785	11%
Loss and loss adjustment expenses
Current year	687	689	722	728	810	18%	11%	2,700	2,949	9%
Prior year	41	8	(8)	(14)	36	(12%)	NM	(67)	22	NM

Total loss and loss adjustment expenses [3]	728	697	714	714	846	16%	18%	2,633	2,971	13%

Underwriting expenses	337	333	340	358	380	13%	6%	1,296	1,411	9%
Dividends to policyholders	(3)	2	2	(3)	6	NM	NM	10	7	(30%)

Underwriting results	$63	$118	$141	$125	$12	(81%)	(90%)	$360	$396	10%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	61.0	60.0	60.2	60.9	65.1	(4.1)	(4.2)	62.8	61.6	1.2
Prior year [4]	3.7	0.7	(0.6)	(1.2)	2.9	0.8	(4.1)	(1.6)	0.5	(2.1)

Total loss and loss adjustment expenses	64.7	60.7	59.6	59.7	68.1	(3.4)	(8.4)	61.2	62.1	(0.9)

Expenses	29.9	28.9	28.4	30.1	30.5	(0.6)	(0.4)	30.1	29.5	0.6
Policyholder dividends	(0.2)	0.2	0.2	(0.2)	0.5	(0.7)	(0.7)	0.2	0.1	0.1

Combined ratio	94.4	89.8	88.2	89.5	99.0	(4.6)	(9.5)	91.6	91.7	(0.1)

Catastrophe ratio [3] [4]	1.0	1.5	0.6	1.5	4.1	(3.1)	(2.6)	(0.9)	2.0	(2.9)

Combined ratio before catastrophes	93.4	88.2	87.6	88.0	94.9	(1.5)	(6.9)	92.5	89.7	2.8

Combined ratio before catastrophes and prior year development	89.7	88.3	88.2	89.0	91.9	(2.2)	(2.9)	89.7	89.4	0.3

[1]	The year ended December 31, 2004 included a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims.

[2]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $6 in the third quarter of 2004, $14 in the third quarter of 2005, and $2 in the fourth quarter of 2005.

[3]	Catastrophe losses for the year ended December 31, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the year ended December 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]

Small Commercial	$569	$658	$642	$607	$638	12%	5%	$2,255	$2,545	13%
Middle Market	588	580	605	616	655	11%	6%	2,320	2,456	6%

Total	$1,157	$1,238	$1,247	$1,223	$1,293	12%	6%	$4,575	$5,001	9%

EARNED PREMIUMS [1]

Small Commercial	$549	$572	$609	$606	$634	15%	5%	$2,077	$2,421	17%
Middle Market	576	578	588	588	610	6%	4%	2,222	2,364	6%

Total	$1,125	$1,150	$1,197	$1,194	$1,244	11%	4%	$4,299	$4,785	11%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change

UNDERWRITING RESULTS
Written premiums	$856	$864	$975	$936	$901	5%	(4%)	$3,557	$3,676	3%
Change in reserve	(26)	(25)	61	46	(16)	38%	NM	112	66	(41%)

Earned premiums [1]	882	889	914	890	917	4%	3%	3,445	3,610	5%

Loss and loss adjustment expenses
Current year	591	577	603	623	586	(1%)	(6%)	2,509	2,389	(5%)
Prior year [2]	(4)	(11)	(94)	(5)	15	NM	NM	3	(95)	NM

Total loss and loss adjustment expenses [3]	587	566	509	618	601	2%	(3%)	2,512	2,294	(9%)

Underwriting expenses	201	196	217	201	242	20%	20%	795	856	8%

Underwriting results	$94	$127	$188	$71	$74	(21%)	4%	$138	$460	NM

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	67.1	65.0	65.9	69.9	64.0	3.1	5.9	72.8	66.2	6.6
Prior year [2] [4]	(0.4)	(1.2)	(10.3)	(0.5)	1.6	(2.0)	(2.1)	0.1	(2.6)	2.7

Total loss and loss adjustment expenses	66.7	63.7	55.6	69.3	65.7	1.0	3.6	72.9	63.6	9.3

Expenses	22.6	22.0	23.8	22.7	26.2	(3.6)	(3.5)	23.1	23.7	(0.6)

Combined ratio	89.3	85.8	79.4	92.0	91.9	(2.6)	0.1	96.0	87.3	8.7

Catastrophe ratio [3] [4]	(0.3)	2.5	2.4	5.8	0.9	(1.2)	4.9	7.4	2.9	4.5

Combined ratio before catastrophes	89.6	83.3	77.0	86.2	91.0	(1.4)	(4.8)	88.6	84.4	4.2

Combined ratio before catastrophes and prior year development	90.0	85.0	87.5	86.7	89.4	0.6	(2.7)	88.2	87.2	1.0

COMBINED RATIO
Automobile	98.5	89.6	81.5	92.4	99.3	(0.8)	(6.9)	95.7	90.7	5.0
Homeowners	60.2	73.7	73.1	90.9	69.8	(9.6)	21.1	96.8	76.6	20.2

Total	89.3	85.8	79.4	92.0	91.9	(2.6)	0.1	96.0	87.3	8.7

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $7 in the third quarter of 2004, $28 in the third quarter of 2005, and $3 in the fourth quarter of 2005.

[2]	The year ended December 31, 2004 included a net reserve release of $7 related to September 11. The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the year ended December 31, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the year ended December 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$534	$550	$635	$608	$580	9%	(5%)	$2,244	$2,373	6%
Other Affinity	31	29	28	26	26	(16%)	—	128	109	(15%)
Agency	241	232	267	261	260	8%	—	942	1,020	8%
Omni	50	53	45	41	35	(30%)	(15%)	243	174	(28%)

Total	$856	$864	$975	$936	$901	5%	(4%)	$3,557	$3,676	3%

EARNED PREMIUMS [1]

AARP	$550	$560	$579	$568	$589	7%	4%	$2,146	$2,296	7%
Other Affinity	33	31	31	28	28	(15%)	—	138	118	(14%)
Agency	238	242	252	246	257	8%	4%	907	997	10%
Omni	61	56	52	48	43	(30%)	(10%)	254	199	(22%)

Total	$882	$889	$914	$890	$917	4%	3%	$3,445	$3,610	5%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$645	$672	$720	$695	$666	3%	(4%)	$2,685	$2,753	3%
Homeowners	211	192	255	241	235	11%	(2%)	872	923	6%

Total	$856	$864	$975	$936	$901	5%	(4%)	$3,557	$3,676	3%

EARNED PREMIUMS [1]

Automobile	$671	$674	$684	$684	$686	2%	—	$2,622	$2,728	4%
Homeowners	211	215	230	206	231	9%	12%	823	882	7%

Total	$882	$889	$914	$890	$917	4%	3%	$3,445	$3,610	5%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month		DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$408	$477	$500	$457	$372	(9%)	(19%)	$1,840	$1,806	(2%)
Change in reserve	(64)	12	32	26	(21)	67%	NM	114	49	(57%)

Earned premiums [1] [2]	472	465	468	431	393	(17%)	(9%)	1,726	1,757	2%

Loss and loss adjustment expenses
Current year	309	314	330	398	335	8%	(16%)	1,345	1,377	2%
Prior year [3]	(2)	9	28	62	10	NM	(84%)	69	109	58%

Total loss and loss adjustment expenses [4]	307	323	358	460	345	12%	(25%)	1,414	1,486	5%

Underwriting expenses	77	100	103	112	113	47%	1%	363	428	18%
Dividends to policyholders	2	2	2	2	2	—	—	2	8	NM

Underwriting results	$86	$40	$5	$(143)	$(67)	NM	53%	$(53)	$(165)	NM

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	64.9	67.1	70.9	92.8	84.6	(19.7)	8.2	77.9	78.4	(0.5)
Prior year [5]	(0.4)	1.9	5.8	14.6	2.7	(3.1)	11.9	4.0	6.2	(2.2)

Total loss and loss adjustment expenses	64.5	69.1	76.7	107.4	87.3	(22.8)	20.1	81.9	84.6	(2.7)

Expenses	16.9	21.9	21.7	25.4	29.1	(12.2)	(3.7)	21.1	24.3	(3.2)
Policyholder dividends	0.5	0.4	0.4	0.5	0.7	(0.2)	(0.2)	0.1	0.5	(0.4)

Combined ratio	81.8	91.3	98.8	133.3	117.0	(35.2)	16.3	103.1	109.4	(6.3)

Catastrophe ratio [4] [5]	4.2	1.5	3.3	19.7	15.1	(10.9)	4.6	(0.4)	9.5	(9.9)

Combined ratio before catastrophes	77.6	89.8	95.5	113.6	101.9	(24.3)	11.7	103.5	99.9	3.6

Combined ratio before catastrophes and prior year development	78.0	88.0	91.0	98.2	99.2	(21.2)	(1.0)	92.8	93.8	(1.0)

[1]	Specialty Commercial earned premiums for the year ended December 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The year ended December 31, 2004 also included a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development included an increase in reserves of $18 for the year ended December 31, 2004. The following table shows underwriting ratios for the year ended December 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	74.0
Prior year	—

Total loss and loss adjustment expenses	74.0
Expenses	20.1
Policyholder dividends	0.1

Combined ratio	94.2

Catastrophe ratio	6.0

Combined ratio before catastrophes	88.2
Combined ratio before catastrophes and prior year development	88.2

[2]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $4 in the third quarter of 2004, $18 in the third quarter of 2005, and $8 in the fourth quarter of 2005.

[3]	The three months ended September 30, 2005 included workers compensation reserve strengthening of $70.

[4]	Catastrophe losses for the year ended December 31, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the year ended December 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]

Property	$72	$66	$75	$38	$32	(56%)	(16%)	$443	$211	(52%)
Casualty	172	242	239	202	132	(23%)	(35%)	743	815	10%
Bond	48	52	59	59	58	21%	(2%)	197	228	16%
Professional Liability	93	76	89	109	111	19%	2%	342	385	13%
Other	23	41	38	49	39	70%	(20%)	115	167	45%

Total	$408	$477	$500	$457	$372	(9%)	(19%)	$1,840	$1,806	(2%)

EARNED PREMIUMS [1]

Property	$118	$76	$72	$40	$57	(52%)	43%	$461	$245	(47%)
Casualty [2]	198	214	221	201	151	(24%)	(25%)	635	787	24%
Bond	48	49	52	54	55	15%	2%	188	210	12%
Professional Liability	87	82	84	89	90	3%	1%	335	345	3%
Other	21	44	39	47	40	90%	(15%)	107	170	59%

Total	$472	$465	$468	$431	$393	(17%)	(9%)	$1,726	$1,757	2%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Earned premiums for the year ended December 31, 2004 were reduced by $90 to reflect a decrease in estimated earned premiums on retrospectively-rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2004	2005	2005	2005	2005
Written Price Increases
Business Insurance	2%	—	(1%)	(3%)	(3%)
Personal Lines Automobile	3%	—	(1%)	(1%)	(1%)
Personal Lines Homeowners	8%	5%	8%	8%	5%

Premium Retention
Business Insurance	85%	84%	84%	83%	86%
Personal Lines Automobile	89%	87%	87%	86%	88%
Personal Lines Homeowners	96%	94%	94%	93%	97%

New Business % to Net Written Premium
Business Insurance	26%	24%	24%	24%	23%
Personal Lines Automobile	16%	16%	15%	16%	15%
Personal Lines Homeowners	14%	14%	13%	16%	15%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$1	$2	$—	$2	$—	(100%)	(100%)	$(10)	$4	NM
Change in reserve	(1)	(1)	1	—	—	100%	—	(34)	—	100%

Earned premiums	2	3	(1)	2	—	(100%)	(100%)	24	4	(83%)

Loss and loss adjustment expenses
Current year	3	—	—	—	—	(100%)	—	36	—	(100%)
Prior year [1]	65	28	107	51	26	(60%)	(49%)	409	212	(48%)

Total loss and loss adjustment expenses	68	28	107	51	26	(62%)	(49%)	445	212	(52%)

Underwriting expenses	(7)	3	2	4	9	NM	125%	27	18	(33%)

Underwriting results	$(59)	$(28)	$(110)	$(53)	$(35)	41%	34%	$(448)	$(226)	50%

Net investment income	80	77	70	70	66	(18%)	(6%)	345	283	(18%)
Other expenses	(18)	(1)	(2)	(3)	5	NM	NM	(37)	(1)	97%
Income tax expense	4	(12)	19	1	(10)	NM	NM	72	(2)	NM

Core earnings	7	36	(23)	15	26	NM	73%	(68)	54	NM

Add: Net realized capital (losses) gains, after-tax	(1)	13	4	—	—	100%	—	23	17	(26%)

Net income (loss)	$6	$49	$(19)	$15	$26	NM	73%	$(45)	$71	NM

[1]	The year ended December 31, 2004 included a net reserve release of $97 related to September 11, an increase of $170 for assumed casualty reinsurance reserves, a provision of $181 associated with the evaluation of the reinsurance recoverable asset and $75 of environmental reserve strengthening. The three months ended December 31, 2004 included an increase of $40 for assumed casualty reinsurance reserves. The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 included environmental reserve strengthening of $37.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended December 31, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,326		$371	$2,293	$4,990
Claims and claim adjustment expenses incurred	10		1	15	26
Claims and claim adjustment expenses paid	(45)		(12)	(68)	(125)

Ending liability — net [2] [3]	$2,291	[4]	$360	$2,240	$4,891

For the Twelve Months Ended December 31, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,471		$385	$2,514	$5,370
Claims and claim adjustment expenses incurred	29		52	131	212
Claims and claim adjustment expenses paid	(209)		(77)	(405)	(691)

Ending liability — net [2] [3]	$2,291	[4]	$360	$2,240	$4,891

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $6, respectively, as of December 31, 2005, $10 and $7, respectively, as of September 30, 2005, and $13 and $9, respectively, as of December 31, 2004. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three and twelve months ended December 31, 2005 includes $2 and $11, respectively, related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three and twelve months ended December 31, 2005 includes $3 and $17, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,845 and $432, respectively, as of December 31, 2005, $3,944 and $451, respectively, as of September 30, 2005, and $4,322 and $501, respectively, as of December 31, 2004.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $215 and $526, respectively, resulting in a one year net survival ratio of 10.7 and a three year net survival ratio of 4.4 (12.7 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended December 31, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$67	$2	$11	$(1)
Assumed — Domestic	19	—	5	1
London Market	15	—	2	—

Total	101	2	18	—
Ceded	(56)	8	(6)	1

Net	$45	$10	$12	$1

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Twelve Months Ended December 31, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$349	$10	$50	$14
Assumed — Domestic	70	(4)	21	—
London Market	61	—	9	—

Total	480	6	80	14
Ceded	(271)	23	(3)	38

Net	$209	$29	$77	$52

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and twelve months ended December 31, 2005 includes $2 and $17, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and twelve months ended December 31, 2005 includes $3 and $23, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended December 31, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 10/1/05 — gross	$6,622	$2,052	$6,066	$14,740	$7,051	$21,791
Reinsurance and other recoverables	536	201	2,321	3,058	2,061	5,119

Liabilities for unpaid claims and claim adjustment expenses at 10/1/05 — net	6,086	1,851	3,745	11,682	4,990	16,672

Provision for unpaid claims and claim adjustment expenses
Current year	810	586	335	1,731	—	1,731
Prior year	36	15	10	61	26	87

Total provision for unpaid claims and claim adjustment expenses	846	601	345	1,792	26	1,818

Payments	(575)	(685)	(242)	(1,502)	(125)	(1,627)

Liabilities for unpaid claims and claim adjustment expenses at 12/31/05 — net	6,357	1,767	3,848	11,972	4,891	16,863
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid claims and claim adjustment expenses at 12/31/05 — gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266

Earned premiums	$1,244	$917	$393	$2,554	$—	$2,554
Loss and loss expense paid ratio	46.3	74.8	60.8	58.8
Loss and loss expense incurred ratio	68.1	65.7	87.3	70.2
Prior accident year development (pts.)	2.9	1.6	2.7	2.4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 — gross	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 — net	5,583	1,810	3,428	10,821	5,370	16,191

Provision for unpaid claims and claim adjustment expenses
Current year	2,949	2,389	1,377	6,715	—	6,715
Prior year	22	(95)	109	36	212	248

Total provision for unpaid claims and claim adjustment expenses	2,971	2,294	1,486	6,751	212	6,963

Payments	(2,197)	(2,337)	(1,066)	(5,600)	(691)	(6,291)

Liabilities for unpaid claims and claim adjustment expenses at 12/31/05 — net	6,357	1,767	3,848	11,972	4,891	16,863
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid claims and claim adjustment expenses at 12/31/05 — gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266

Earned premiums	$4,785	$3,610	$1,757	$10,152	$4	$10,156
Loss and loss expense paid ratio	45.9	64.8	60.6	55.1
Loss and loss expense incurred ratio	62.1	63.6	84.6	66.5
Prior accident year development (pts.)	0.5	(2.6)	6.2	0.4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2005	2004
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$580	$646
Unpaid Loss and Loss Adjustment Expense	5,393	4,913

Subtotal Gross Reinsurance Recoverable	5,973	5,559

Less: Allowance for Uncollectible Reinsurance	(413)	(374)

Net Property & Casualty Reinsurance Recoverable	$5,560	$5,185

Distribution of Net Reinsurance Recoverable as of December 31, 2005	% of	% of Rated	% of Rated
	Amount	Total	Companies

Net Property & Casualty Reinsurance Recoverables	$5,560

Less: Mandatory (Assigned Risk) Pools	(495)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$5,065

Rated A— (Excellent) or better by A.M. Best [2]	$3,491	68.9%	94.4%
Other Rated by A.M. Best [2]	207	4.1%	5.6%

Total Rated Companies	3,698	73.0%	100.0%

Voluntary Pools	291	5.7%
Captives	188	3.7%
Other Not Rated Companies	888	17.6%

Total	$5,065	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of 12/31/05

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over
						Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Earned premiums	$2,481	$2,507	$2,578	$2,517	$2,554	3%	1%	$9,494	$10,156	7%
Net investment income	333	337	328	349	351	5%	1%	1,248	1,365	9%
Other revenues	108	112	115	115	121	12%	5%	436	463	6%
Net realized capital gains (losses)	17	48	—	2	(6)	NM	NM	133	44	(67%)

Total revenues	2,939	3,004	3,021	2,983	3,020	3%	1%	11,311	12,028	6%

Benefits, claims and claim adjustment expenses [1]	1,690	1,614	1,688	1,843	1,818	8%	(1%)	7,004	6,963	(1%)
Amortization of deferred policy acquisition costs	478	492	498	500	507	6%	1%	1,850	1,997	8%
Insurance operating costs and expenses	129	144	168	174	245	90%	41%	643	731	14%
Other expenses	160	159	139	156	163	2%	4%	629	617	(2%)

Total benefits and expenses	2,457	2,409	2,493	2,673	2,733	11%	2%	10,126	10,308	2%

Income before income taxes	482	595	528	310	287	(40%)	(7%)	1,185	1,720	45%

Income tax expense [2]	140	178	159	77	70	(50%)	(9%)	275	484	76%

Net income	342	417	369	233	217	(37%)	(7%)	910	1,236	36%

Less: Net realized capital gains (losses), after-tax	11	31	—	1	(3)	NM	NM	81	29	(64%)

Core earnings	$331	$386	$369	$232	$220	(34%)	(5%)	$829	$1,207	46%

Total Property & Casualty effective tax rate — net income	29.0%	29.9%	30.0%	25.0%	24.4%	(4.6)	(0.6)	23.2%	28.2%	5.0
Total Property & Casualty effective tax rate — core earnings	28.8%	29.5%	30.0%	24.9%	24.7%	(4.1)	(0.2)	21.8%	28.0%	6.2

[1]	The year ended December 31, 2004 included a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims, an increase in reserves of $170 for assumed casualty reinsurance, a $181 reduction in the reinsurance recoverable asset associated with older long-term casualty liabilities and a $75 increase in environmental reserves. The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[2]	The year ended December 31, 2004 included a $26 tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF
						Year Over
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Year	Sequential
	2004	2005	2005	2005	2005	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$24,410	$24,130	$24,550	$24,994	$25,330	4%	1%
Equity securities, available for sale, at fair value	307	427	589	604	661	115%	9%
Other investments	809	770	811	769	862	7%	12%

Total investments	25,526	25,327	25,950	26,367	26,853	5%	2%

Cash	215	241	256	258	272	27%	5%
Premiums receivable and agents’ balances	2,844	2,910	2,916	2,801	3,308	16%	18%
Reinsurance recoverables	5,185	5,186	4,943	5,306	5,560	7%	5%
Deferred policy acquisition costs	1,071	1,080	1,095	1,113	1,134	6%	2%
Deferred income tax	879	914	738	858	904	3%	5%
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	461	464	466	475	485	5%	2%
Other assets	1,685	1,728	1,755	1,713	1,614	(4%)	(6%)

Total assets	$38,018	$38,002	$38,271	$39,043	$40,282	6%	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$21,329	$21,301	$21,104	$21,791	$22,266	4%	2%
Unearned premiums	4,763	4,886	4,987	5,049	5,502	16%	9%
Other liabilities	3,730	3,591	3,524	3,707	3,865	4%	4%

Total liabilities	29,822	29,778	29,615	30,547	31,633	6%	4%

Equity, x-AOCI, net of tax	7,542	7,876	8,080	8,183	8,398	11%	3%
AOCI, net of tax	654	348	576	313	251	(62%)	(20%)

Total stockholders’ equity	8,196	8,224	8,656	8,496	8,649	6%	2%

Total liabilities and stockholders’ equity	$38,018	$38,002	$38,271	$39,043	$40,282	6%	3%

Hartford Fire NAIC RBC	447%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Sept. 30, 2005	Dec. 31, 2004
Statutory Capital and Surplus	$6,846	$6,335
GAAP Adjustments
Deferred policy acquisition costs	1,113	1,071
Deferred taxes	(427)	(468)
Benefit reserves	(241)	(216)
Unrealized gains on investments	430	776
Goodwill	99	85
Non-admitted assets	807	824
Other, net	(131)	(211)

GAAP Stockholders’ Equity	$8,496	$8,196

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$818	$826	$850	$865	$885	8%	2%	$3,201	$3,426	7%
Tax-exempt	124	128	131	130	137	10%	5%	488	526	8%

Total fixed maturities	942	954	981	995	1,022	8%	3%	3,689	3,952	7%
Equities
Available-for-sale	9	12	11	16	19	111%	19%	38	58	53%
Held for trading	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total equities	425	233	314	1,516	1,842	NM	22%	837	3,905	NM
Mortgage loans	16	17	19	22	26	63%	18%	59	84	42%
Real estate	4	—	2	—	1	(75%)	—	6	3	(50%)
Policy loans	48	36	36	36	36	(25%)	—	186	144	(23%)
Limited partnerships	22	18	19	47	21	(5%)	(55%)	42	105	150%
Other	50	48	15	22	16	(68%)	(27%)	179	101	(44%)

Subtotal	1,507	1,306	1,386	2,638	2,964	97%	12%	4,998	8,294	66%
Less: Investment expense	18	13	16	14	20	11%	43%	55	63	15%

Total net investment income	$1,489	$1,293	$1,370	$2,624	$2,944	98%	12%	$4,943	$8,231	67%
Less: Securities held for trading	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total net investment income excluding trading securities	$1,073	$1,072	$1,067	$1,124	$1,121	4%	—	$4,144	$4,384	6%

Investment yield, before-tax [2]	5.7%	5.6%	5.6%	5.8%	5.6%	(0.1)	(0.2)	5.7%	5.7%	—
Investment yield, after-tax [2]	3.9%	3.9%	3.8%	4.0%	3.9%	—	(0.1)	3.9%	3.9%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$160	$160	$163	$123	$63	(61%)	(49%)	$569	$509	(11%)
Gross losses on sale	(76)	(67)	(118)	(98)	(81)	(7%)	17%	(230)	(364)	(58%)
Impairments	(14)	(1)	(10)	(20)	(16)	(14%)	20%	(38)	(47)	(24%)
Japanese fixed annuity contract hedges, net [3]	3	36	(40)	(32)	—	(100%)	100%	3	(36)	NM
Periodic net coupon settlements on credit derivatives/Japan [4]	3	(4)	(9)	(8)	(11)	NM	(38%)	17	(32)	NM
GMWB derivatives, net	4	7	1	(1)	(53)	NM	NM	8	(46)	NM
Other net gain (loss) [5]	(40)	8	3	12	10	NM	(17%)	(38)	33	NM

Total net realized capital gains (losses)	$40	$139	$(10)	$(24)	$(88)	NM	NM	$291	$17	(94%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$608	$612	$635	$641	$657	8%	2%	$2,387	$2,545	7%
Tax-exempt	27	27	28	29	30	11%	3%	106	114	8%

Total fixed maturities	635	639	663	670	687	8%	3%	2,493	2,659	7%
Equities
Available-for-sale	7	9	8	10	13	86%	30%	30	40	33%
Held for trading	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total equities	423	230	311	1,510	1,836	NM	22%	829	3,887	NM
Mortgage loans	13	14	16	20	23	77%	15%	45	73	62%
Policy loans	48	36	36	36	36	(25%)	—	186	144	(23%)
Limited partnerships	11	7	5	36	11	—	(69%)	20	59	195%
Other	33	33	16	10	10	(70%)	—	137	69	(50%)

Subtotal	1,163	959	1,047	2,282	2,603	124%	14%	3,710	6,891	86%
Less: Investment expense	12	9	11	11	15	25%	36%	35	46	31%

Total net investment income	$1,151	$950	$1,036	$2,271	$2,588	125%	14%	$3,675	$6,845	86%
Less: Securities held for trading	416	221	303	1,500	1,823	NM	22%	799	3,847	NM

Total net investment income excluding trading securities	$735	$729	$733	$771	$765	4%	(1%)	$2,876	$2,998	4%

Investment yield, before-tax [2]	5.7%	5.6%	5.6%	5.8%	5.7%	—	(0.1)	5.8%	5.7%	(0.1)
Investment yield, after-tax [2]	3.8%	3.7%	3.7%	3.9%	3.8%	—	(0.1)	3.8%	3.8%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$101	$98	$123	$89	$36	(64%)	(60%)	$359	$346	(4%)
Gross losses on sale	(35)	(48)	(84)	(72)	(50)	(43%)	31%	(147)	(254)	(73%)
Impairments	(9)	(1)	(5)	(16)	(15)	(67%)	6%	(25)	(37)	(48%)
Japanese fixed annuity contract hedges, net [3]	3	36	(40)	(32)	—	(100%)	100%	3	(36)	NM
Periodic net coupon settlements on credit derivatives/Japan [4]	2	(4)	(9)	(8)	(11)	NM	(38%)	8	(32)	NM
GMWB derivatives, net	4	7	1	(1)	(53)	NM	NM	8	(46)	NM
Other net gain (loss) [5]	(43)	4	5	14	11	NM	(21%)	(42)	34	NM

Total net realized capital gains (losses)	$23	$92	$(9)	$(26)	$(82)	NM	NM	$164	$(25)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$210	$212	$213	$220	$223	6%	1%	$813	$868	7%
Tax-exempt	97	101	103	101	107	10%	6%	382	412	8%

Total fixed maturities	307	313	316	321	330	7%	3%	1,195	1,280	7%
Equities — available-for-sale	2	3	3	6	6	NM	—	8	18	125%
Mortgage loans	3	3	3	2	3	—	50%	14	11	(21%)
Real estate	4	—	2	—	1	(75%)	—	6	3	(50%)
Limited partnerships	11	11	14	11	10	(9%)	(9%)	22	46	109%
Other	12	11	(5)	12	6	(50%)	(50%)	23	24	4%

Subtotal	339	341	333	352	356	5%	1%	1,268	1,382	9%
Less: Investment expense	6	4	5	3	5	(17%)	67%	20	17	(15%)

Total net investment income	$333	$337	$328	$349	$351	5%	1%	$1,248	$1,365	9%

Investment yield, before-tax [2]	5.7%	5.6%	5.4%	5.6%	5.5%	(0.2)	(0.1)	5.4%	5.5%	0.1
Investment yield, after-tax [2]	4.2%	4.2%	4.0%	4.2%	4.1%	(0.1)	(0.1)	4.1%	4.1%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$59	$62	$40	$34	$27	(54%)	(21%)	$210	$163	(22%)
Gross losses on sale	(41)	(19)	(34)	(26)	(31)	24%	(19%)	(83)	(110)	(33%)
Impairments	(5)	—	(5)	(4)	(1)	80%	75%	(13)	(10)	23%
Periodic net coupon settlements on credit derivatives [3]	1	—	—	—	—	(100%)	—	9	—	(100%)
Other net gain (loss) [4]	3	5	(1)	(2)	(1)	NM	50%	10	1	(90%)

Total net realized capital gains (losses)	$17	$48	$—	$2	$(6)	NM	NM	$133	$44	(67%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]	Included in core earnings.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2004	2005	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$—	$2	$2	$4	$5	—	25%	$1	$13	NM

Total fixed maturities	—	2	2	4	5	—	25%	1	13	NM

Other [2]	5	4	4	—	—	(100%)	—	19	8	(58%)

Total net investment income	$5	$6	$6	$4	$5	—	25%	$20	$21	5%

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$—	$(1)	$(1)	$—	$—	—	—	(6)	(2)	67%

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31,		March 31,		June 30,		September 30,		December 31,
	2004		2005		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$75,100	79.6%	$75,215	77.9%	$76,554	76.1%	$76,461	73.8%	$76,440	71.5%
Equity securities, at fair value
Available-for-sale	832	0.9%	1,089	1.1%	1,382	1.4%	1,401	1.4%	1,461	1.4%
Held for trading	13,634	14.4%	15,855	16.5%	17,955	17.8%	21,247	20.5%	24,034	22.5%

Total equity securities, at fair value	14,466	15.3%	16,944	17.6%	19,337	19.2%	22,648	21.9%	25,495	23.9%
Policy loans, at outstanding balance	2,662	2.8%	2,119	2.2%	2,140	2.1%	2,009	1.9%	2,016	1.9%
Real estate/Mortgage loans, at cost	1,176	1.2%	1,177	1.2%	1,343	1.4%	1,355	1.3%	1,733	1.6%
Limited partnerships, at fair value	433	0.5%	459	0.5%	524	0.5%	564	0.5%	668	0.6%
Other investments [2]	571	0.6%	594	0.6%	726	0.7%	580	0.6%	583	0.5%

Total investments	$94,408	100.0%	$96,508	100.0%	$100,624	100.0%	$103,617	100.0%	$106,935	100.0%
Less: Securities held for trading	13,634	14.4%	15,855	16.5%	17,955	17.8%	21,247	20.5%	24,034	22.5%

Total investments excluding trading securities	$80,774	85.6%	$80,653	83.5%	$82,669	82.2%	$82,370	79.5%	$82,901	77.5%

HIMCO managed third party accounts	$3,893		$3,928		$4,832		$4,640		$4,710

Asset-backed securities (“ABS”)	$7,469	9.9%	$7,438	9.9%	$7,906	10.3%	$8,029	10.5%	$7,878	10.3%
Commercial mortgage-backed securities (“CMBS”)	11,748	15.6%	11,640	15.5%	12,299	16.1%	12,641	16.5%	13,002	17.0%
Collateralized mortgage obligation (“CMO”)	1,227	1.6%	1,155	1.5%	1,118	1.5%	1,079	1.4%	990	1.3%
Corporate	34,801	46.4%	34,743	46.2%	35,426	46.3%	34,388	45.0%	34,018	44.5%
Government/Government agencies — Foreign	1,796	2.4%	1,596	2.1%	1,483	1.9%	1,468	1.9%	1,467	1.9%
Government/Government agencies — U.S.	1,132	1.5%	1,142	1.5%	848	1.1%	1,071	1.4%	898	1.2%
Mortgage-backed securities (“MBS”) — agency	2,799	3.7%	3,292	4.4%	3,525	4.6%	3,480	4.5%	3,861	5.0%
Municipal — taxable	944	1.3%	1,022	1.4%	1,188	1.5%	1,199	1.6%	1,199	1.6%
Municipal — tax-exempt	10,393	13.8%	10,237	13.6%	10,436	13.6%	11,081	14.5%	11,019	14.4%
Redeemable preferred stock	39	0.1%	37	—	42	0.1%	41	0.1%	45	0.1%
Short-term	2,752	3.7%	2,913	3.9%	2,283	3.0%	1,984	2.6%	2,063	2.7%

Total fixed maturities [1]	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%

AAA	$18,787	25.0%	$18,246	24.3%	$18,965	24.8%	$20,346	26.6%	$19,837	26.0%
AA	8,935	11.9%	9,281	12.3%	10,207	13.3%	9,728	12.7%	10,143	13.3%
A	18,382	24.5%	17,937	23.8%	18,693	24.4%	19,216	25.1%	18,914	24.7%
BBB	17,912	23.8%	18,492	24.6%	18,175	23.7%	17,102	22.4%	16,892	22.1%
Government	5,160	6.9%	5,465	7.3%	5,413	7.1%	5,199	6.8%	5,686	7.4%
BB & below	3,172	4.2%	2,881	3.8%	2,818	3.7%	2,886	3.8%	2,905	3.8%
Short-term	2,752	3.7%	2,913	3.9%	2,283	3.0%	1,984	2.6%	2,063	2.7%

Total fixed maturities [1]	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%

[1]	Includes $159, $208, $281, $352 and $298 in Corporate at December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively, of which $152, $201, $130, $114 and $89, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $7, $1, $7, $2 and $0 in Corporate at December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2004		2005		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,531	73.5%	$50,877	71.7%	$51,723	69.5%	$51,115	66.5%	$50,812	63.7%
Equity securities, at fair value
Available-for-sale	525	0.8%	662	0.9%	793	1.1%	797	1.1%	800	1.0%
Held for trading	13,634	19.8%	15,855	22.3%	17,955	24.1%	21,247	27.6%	24,034	30.1%

Total equity securities, at fair value	14,159	20.6%	16,517	23.2%	18,748	25.2%	22,044	28.7%	24,834	31.1%
Policy loans, at outstanding balance	2,662	3.9%	2,119	3.0%	2,140	2.9%	2,009	2.6%	2,016	2.5%
Real estate/Mortgage loans, at cost	923	1.3%	979	1.4%	1,148	1.6%	1,178	1.5%	1,513	1.9%
Limited partnerships, at fair value	256	0.4%	273	0.4%	309	0.4%	369	0.5%	431	0.6%
Other investments	185	0.3%	207	0.3%	318	0.4%	181	0.2%	178	0.2%

Total investments	$68,716	100.0%	$70,972	100.0%	$74,386	100.0%	$76,896	100.0%	$79,784	100.0%
Less: Securities held for trading	13,634	19.8%	15,855	22.3%	17,955	24.1%	21,247	27.6%	24,034	30.1%

Total investments excluding trading securities	$55,082	80.2%	$55,117	77.7%	$56,431	75.9%	$55,649	72.4%	$55,750	69.9%

ABS	$6,358	12.6%	$6,426	12.6%	$6,772	13.1%	$6,983	13.7%	$6,792	13.4%
CMBS	8,806	17.4%	8,588	16.9%	8,930	17.3%	9,187	18.0%	9,367	18.4%
CMO	1,092	2.2%	1,027	2.0%	996	1.9%	941	1.8%	862	1.7%
Corporate	25,922	51.3%	25,932	51.0%	26,038	50.3%	25,042	49.0%	24,812	48.8%
Government/Government agencies — Foreign	788	1.6%	775	1.5%	729	1.4%	753	1.5%	765	1.5%
Government/Government agencies — U.S.	898	1.8%	927	1.8%	700	1.4%	834	1.6%	649	1.3%
MBS — agency	1,788	3.5%	2,250	4.4%	2,481	4.8%	2,413	4.7%	2,757	5.4%
Municipal — taxable	725	1.4%	808	1.6%	965	1.9%	990	1.9%	991	2.0%
Municipal — tax-exempt	2,270	4.5%	2,260	4.5%	2,478	4.8%	2,486	4.9%	2,466	4.9%
Redeemable preferred stock	13	—	12	—	14	—	13	—	17	—
Short-term	1,871	3.7%	1,872	3.7%	1,620	3.1%	1,473	2.9%	1,334	2.6%

Total fixed maturities	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%

AAA	$10,282	20.4%	$10,008	19.6%	$10,596	20.5%	$11,311	22.1%	$10,746	21.1%
AA	5,509	10.9%	5,986	11.8%	6,565	12.7%	6,156	12.1%	6,490	12.8%
A	13,682	27.1%	13,242	26.0%	13,543	26.2%	13,924	27.2%	13,865	27.3%
BBB	13,452	26.6%	13,945	27.4%	13,616	26.3%	12,710	24.9%	12,490	24.6%
Government	3,803	7.5%	4,111	8.1%	4,130	8.0%	3,887	7.6%	4,232	8.3%
BB & below	1,932	3.8%	1,713	3.4%	1,653	3.2%	1,654	3.2%	1,655	3.3%
Short-term	1,871	3.7%	1,872	3.7%	1,620	3.1%	1,473	2.9%	1,334	2.6%

Total fixed maturities	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	December 31,		March 31,		June 30,		September 30,		December 31,
	2004		2005		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$24,410	95.6%	$24,130	95.3%	$24,550	94.6%	$24,994	94.8%	$25,330	94.3%
Equity securities, available-for-sale, at fair value	307	1.2%	427	1.7%	589	2.3%	604	2.3%	661	2.5%
Real estate/Mortgage loans, at cost	253	1.0%	198	0.8%	195	0.8%	177	0.7%	220	0.8%
Limited partnerships, at fair value	177	0.7%	186	0.7%	215	0.8%	195	0.7%	237	0.9%
Other investments	379	1.5%	386	1.5%	401	1.5%	397	1.5%	405	1.5%

Total investments	$25,526	100.0%	$25,327	100.0%	$25,950	100.0%	$26,367	100.0%	$26,853	100.0%

ABS	$1,111	4.5%	$1,012	4.2%	$1,134	4.6%	$1,046	4.2%	$1,086	4.3%
CMBS	2,942	12.1%	3,052	12.6%	3,369	13.7%	3,454	13.8%	3,635	14.3%
CMO	135	0.6%	128	0.5%	122	0.5%	138	0.6%	128	0.5%
Corporate	8,803	36.0%	8,811	36.5%	9,189	37.4%	9,085	36.3%	9,026	35.6%
Government/Government agencies — Foreign	1,008	4.1%	821	3.4%	754	3.1%	715	2.9%	702	2.8%
Government/Government agencies — U.S.	234	1.0%	215	0.9%	148	0.6%	237	0.9%	249	1.0%
MBS — agency	1,011	4.1%	1,042	4.3%	1,044	4.3%	1,067	4.3%	1,104	4.4%
Municipal — taxable	219	0.9%	214	0.9%	223	0.9%	209	0.8%	208	0.8%
Municipal — tax-exempt	8,123	33.3%	7,977	33.1%	7,958	32.4%	8,595	34.4%	8,553	33.8%
Redeemable preferred stock	26	0.1%	25	0.1%	28	0.1%	28	0.1%	28	0.1%
Short-term	798	3.3%	833	3.5%	581	2.4%	420	1.7%	611	2.4%

Total fixed maturities	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%

AAA	$8,505	34.8%	$8,238	34.1%	$8,354	34.0%	$9,018	36.1%	$9,080	35.9%
AA	3,380	13.8%	3,295	13.7%	3,549	14.5%	3,452	13.8%	3,563	14.1%
A	4,671	19.1%	4,695	19.5%	5,060	20.6%	5,179	20.7%	4,974	19.6%
BBB	4,459	18.3%	4,547	18.8%	4,558	18.6%	4,381	17.5%	4,398	17.4%
Government	1,357	5.6%	1,354	5.6%	1,283	5.2%	1,312	5.3%	1,454	5.7%
BB & below	1,240	5.1%	1,168	4.8%	1,165	4.7%	1,232	4.9%	1,250	4.9%
Short-term	798	3.3%	833	3.5%	581	2.4%	420	1.7%	611	2.4%

Total fixed maturities	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	December 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$17,986	$17,704	$(282)	$7,572	$7,525	$(47)
Greater than three months to six months	5,143	5,013	(130)	573	567	(6)
Greater than six months to nine months	1,061	1,036	(25)	3,405	3,342	(63)
Greater than nine months to twelve months	3,001	2,907	(94)	462	445	(17)
Greater than twelve months	5,053	4,826	(227)	2,417	2,285	(132)

Total	$32,244	$31,486	$(758)	$14,429	$14,164	$(265)

BIG [4] and Equity AFS [3] Securities

Three months or less	$686	$657	$(29)	$326	$322	$(4)
Greater than three months to six months	252	242	(10)	33	32	(1)
Greater than six months to nine months	170	165	(5)	174	165	(9)
Greater than nine months to twelve months	89	85	(4)	81	75	(6)
Greater than twelve months	353	309	(44)	285	240	(45)

Total	$1,550	$1,458	$(92)	$899	$834	$(65)

[1]	As of December 31, 2005, fixed maturities represented $750, or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of December 31, 2005 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of December 31, 2005 and 2004, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Valuation of Investments and Derivative Instruments and Evaluation of Other-Than-Temporary Impairments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2004 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	December 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$11,416	$11,234	$(182)	$5,560	$5,528	$(32)
Greater than three months to six months	3,551	3,465	(86)	474	470	(4)
Greater than six months to nine months	861	843	(18)	2,277	2,237	(40)
Greater than nine months to twelve months	2,123	2,057	(66)	399	383	(16)
Greater than twelve months	3,236	3,086	(150)	1,415	1,323	(92)

Total	$21,187	$20,685	$(502)	$10,125	$9,941	$(184)

BIG and Equity AFS Securities

Three months or less	$381	$363	$(18)	$206	$203	$(3)
Greater than three months to six months	127	123	(4)	14	13	(1)
Greater than six months to nine months	121	117	(4)	128	120	(8)
Greater than nine months to twelve months	71	68	(3)	79	73	(6)
Greater than twelve months	270	230	(40)	225	184	(41)

Total	$970	$901	$(69)	$652	$593	$(59)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$6,554	$6,454	$(100)	$2,012	$1,997	$(15)
Greater than three months to six months	1,580	1,536	(44)	99	97	(2)
Greater than six months to nine months	190	183	(7)	1,128	1,105	(23)
Greater than nine months to twelve months	861	833	(28)	63	62	(1)
Greater than twelve months	1,812	1,735	(77)	1,002	962	(40)

Total	$10,997	$10,741	$(256)	$4,304	$4,223	$(81)

BIG and Equity AFS Securities

Three months or less	$305	$294	$(11)	$120	$119	$(1)
Greater than three months to six months	125	119	(6)	19	19	—
Greater than six months to nine months	49	48	(1)	46	45	(1)
Greater than nine months to twelve months	18	17	(1)	2	2	—
Greater than twelve months	83	79	(4)	60	56	(4)

Total	$580	$557	$(23)	$247	$241	$(6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2005

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
		Total			Total			Total
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR	Fair Value	Invested Assets		Fair Value	Invested Assets		Fair Value	Invested Assets
Financial services	$7,016	8.8%	Financial services	$2,524	9.4%	Financial services	$9,679	9.1%
Technology and communications	3,143	3.9%	Technology and communications	1,290	4.8%	Technology and communications	4,437	4.1%
Utilities	2,928	3.7%	Utilities	1,252	4.7%	Utilities	4,181	3.9%
Consumer non cyclical	2,394	3.0%	Consumer non cyclical	872	3.2%	Consumer non cyclical	3,266	3.1%
Basic industry	2,347	2.9%	Basic industry	783	2.9%	Basic industry	3,144	2.9%
Consumer cyclical	2,220	2.8%	Consumer cyclical	713	2.7%	Consumer cyclical	2,945	2.8%
Capital goods	1,774	2.2%	Capital goods	599	2.2%	Capital goods	2,383	2.2%
Energy	1,165	1.5%	Energy	486	1.8%	Energy	1,651	1.5%
Other	1,164	1.5%	Other	294	1.1%	Other	1,458	1.4%
Transportation	661	0.8%	Transportation	213	0.8%	Transportation	874	0.8%

Total	$24,812	31.1%	Total	$9,026	33.6%	Total	$34,018	31.8%

TOP TEN EXPOSURES BY ISSUER [2]

AT&T Inc.	$261	0.3%	State of California	$278	1.0%	State of California	$440	0.4%
Royal Bank of Scotland Group PLC	244	0.3%	New York City, NY	261	1.0%	AT&T Inc.	358	0.3%
HSBC Holdings PLC	242	0.3%	State of Illinois	214	0.8%	State of Massachusetts	348	0.3%
JPMorgan Chase & Co.	239	0.3%	State of Massachusetts	211	0.8%	State of Illinois	330	0.3%
Bank of America Corp.	198	0.3%	State of Georgia	202	0.8%	HSBC Holdings PLC	324	0.3%
Barclays Bank PLC	189	0.3%	The Goldman Sachs Group, Inc.	157	0.6%	JPMorgan Chase & Co.	316	0.3%
Credit Suisse Group	186	0.2%	SLM Corporation	136	0.5%	The Goldman Sachs Group, Inc.	310	0.3%
ABN AMRO Holding N.V.	186	0.2%	Puerto Rico Public Buildings Authority	117	0.4%	New York City, NY	308	0.3%
Verizon Communications, Inc.	185	0.2%	Mass. Bay Transportation Authority	116	0.4%	Royal Bank of Scotland Group PLC	286	0.3%
Wachovia Corporation	173	0.2%	Merrill Lynch & Co., Inc.	113	0.4%	Barclays Bank PLC	268	0.3%

Total	$2,103	2.6%	Total	$1,805	6.7%	Total	$3,288	3.1%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.